Exhibit 10.1

AMENDED AND RESTATED

QUIKSILVER, INC.

2013 PERFORMANCE INCENTIVE PLAN

1.	PURPOSE OF PLAN

The purpose of this Quiksilver, Inc. 2013 Performance Incentive Plan (this “Plan”) of Quiksilver, Inc., a Delaware corporation (the “Corporation”), is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

2.	ELIGIBILITY

The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation or the Corporation’s compliance with any other applicable laws. An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

3.	PLAN ADMINISTRATION

3.1

The Administrator. This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by Section 157(c) of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to designate the officers and employees of the Corporation and its Subsidiaries who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the Bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.

With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable listing agency, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable listing agency).

3.2	Powers of the Administrator. Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a)	determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive an award under this Plan;

(b)	grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

(c)	approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(d)	construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e)	cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f)	accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

(g)	adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to Sections 4 and 8.6 (and subject to the no repricing provision below);

(h)	determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(i)	determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution or succession of awards upon the occurrence of an event of the type described in Section 7;

(j)	acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration (subject to the no repricing provision below); and

(k)	determine the fair market value of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

Notwithstanding the foregoing and except for an adjustment pursuant to Section 7.1 or a repricing approved by stockholders, in no case may the Administrator (1) amend an outstanding stock option or SAR to reduce the exercise price or base price of the award, (2) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for cash or other awards for the purpose of repricing the award, or (3) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for an option or SAR with an exercise or base price that is less than the exercise or base price of the original award.

3.3	Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

3.4	Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including employees and professional advisors to the Corporation. No director, officer or agent of the Corporation or any of its Subsidiaries shall be liable for any such action or determination taken or made or omitted in good faith.

3.5	Delegation. The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS

4.1	Shares Available. Subject to the provisions of Section 7.1, the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

4.2	Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan (the “Share Limit”) is equal to the sum of the following:

(1)	9,960,000 shares of Common Stock; plus

(2)	the number of shares of Common Stock available for additional award grant purposes under the Corporation’s 2000 Stock Incentive Plan, as amended (the “2000 Plan”), as of the date of stockholder approval of this Plan (the “Stockholder Approval Date”) and determined immediately prior to the termination of the authority to grant new awards under the 2000 Plan as of the Stockholder Approval Date; plus

(3)	the number of any shares subject to stock options granted under the 2000 Plan and outstanding on the Stockholder Approval Date which expire, or for any reason are cancelled or terminated, after the Stockholder Approval Date without being exercised; plus

(4)	the number of any shares subject to restricted stock and restricted stock unit awards granted under the 2000 Plan that are outstanding and unvested on the Stockholder Approval Date that are forfeited, terminated, cancelled or otherwise reacquired by the Corporation without having become vested;

provided that in no event shall the Share Limit exceed 30,157,363 shares (which is the sum of the 9,960,000 shares set forth above, plus the number of shares available under the 2000 Plan for additional award grant purposes as of the Effective Date (as such term is defined in Section 8.6.1), plus the aggregate number of shares subject to awards previously granted and outstanding under the 2000 Plan as of the Effective Date).

The following limits also apply with respect to awards granted under this Plan:

(a)	The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as incentive stock options granted under this Plan is 7,000,000 shares.

(b)	The maximum number of shares of Common Stock subject to those options and stock appreciation rights that are granted during any calendar year to any individual under this Plan is 4,000,000 shares.

(c)	The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to non-employee directors under this Plan is 4,000,000 shares. For this purpose, a “non-employee director” is a member of the Board who is not, at the time of grant of the award, an officer or employee of the Corporation or one of its Subsidiaries.

(d)	Additional limits with respect to Performance-Based Awards are set forth in Section 5.2.3.

Each of the foregoing numerical limits is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

4.3	Awards Settled in Cash, Reissue of Awards and Shares. Except as provided in the next sentence, shares that are subject to or underlie awards granted under this Plan which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent awards under this Plan. Shares that are exchanged by a participant or withheld by the Corporation as full or partial payment in connection with any award under this Plan, as well as any shares exchanged by a participant or withheld by the Corporation or one of its Subsidiaries to satisfy the tax withholding obligations related to any award, shall not be available for subsequent awards under this Plan. To the extent that an award granted under this Plan is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. In the event that shares of Common Stock are delivered in respect of a dividend equivalent right granted under this Plan, the number of shares delivered with respect to the award shall be counted against the share limits of this Plan (including, for purposes of clarity, the limits of Section 4.2 of this Plan). (For purposes of clarity, if 1,000 dividend equivalent rights are granted and outstanding when the Corporation pays a dividend, and 50 shares are delivered in payment of those rights with respect to that dividend, 50 shares shall be counted against the share limits of this Plan). To the extent that shares of Common Stock are delivered pursuant to the exercise of a stock appreciation right or stock option granted under this Plan, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits under Section 4.2, as opposed to only counting the shares issued. (For purposes of clarity, if a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits under Section 4.2 with respect to such exercise.) Refer to Section 8.10 for application of the foregoing share limits with respect to assumed awards. The foregoing adjustments to the share limits of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder.

4.4	Reservation of Shares; No Fractional Shares; Minimum Issue. The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan. The Administrator may from time to time impose a limit (of not greater than 100 shares) on the minimum number of shares that may be purchased or exercised as to awards granted under this Plan unless (as to any particular award) the total number purchased or exercised is the total number at the time available for purchase or exercise under the award.

5.	AWARDS

5.1	Type and Form of Awards. The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are (subject, in each case, to the no repricing provisions of Section 3.2):

5.1.1 Stock Options. A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the fair market value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.

5.1.2 Additional Rules Applicable to ISOs. To the extent that the aggregate fair market value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

5.1.3 Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the excess of the fair market value of a specified number of shares of Common Stock on the date the SAR is exercised over the “base price” of the award, which base price shall be set forth in the applicable award agreement and shall be not less than 100% of the fair market value of a share of Common Stock on the date of grant of the SAR. The maximum term of a SAR shall be ten (10) years.

5.1.4 Other Awards; Dividend Equivalent Rights. The other types of awards that may be granted under this Plan include: (a) stock bonuses, restricted stock, performance stock, stock units, phantom stock or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon; or (c) cash awards. Dividend equivalent rights may be granted as a separate award or in connection with another award under this Plan; provided, however, that dividend equivalent rights may not be granted in connection with a stock option or SAR granted under this Plan. In addition, any dividends and/or dividend equivalents as to the unvested portion of a restricted stock award that is subject to performance-based vesting requirements or the unvested portion of a stock unit award that is subject to performance-based vesting requirements will be subject to termination and forfeiture to the same extent as the corresponding portion of the award to which they relate.

5.2

Section 162(m) Performance-Based Awards. Without limiting the generality of the foregoing, any of the types of awards listed in Section 5.1.4 above may be, and options and SARs granted to officers and employees (“Qualifying Options” and “Qualifying SARS,” respectively) typically will be, granted as awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code (“Performance-Based Awards”). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using one or more of the Business Criteria set forth below (on an absolute or relative (including, without limitation, relative to the performance of other companies or upon comparisons of any of the indicators of performance relative to other companies) basis) for the

Corporation on a consolidated basis or for one or more of the Corporation’s subsidiaries, segments, divisions or business units, or any combination of the foregoing. Any Qualifying Option or Qualifying SAR shall be subject only to the requirements of Section 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.

5.2.1 Class; Administrator. The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries. The Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

5.2.2 Performance Goals. The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be, on an absolute or relative basis, established based on one or more of the following business criteria (“Business Criteria”) as selected by the Administrator in its sole discretion: earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), stock price, total stockholder return, return on total stockholder equity, gross revenue, revenue growth, sales or revenue targets, operating income (before depreciation and amortization and before or after taxes), net earnings (before or after interest, taxes, depreciation, amortization, and/or stock-based compensation costs), return on equity or on assets or on net investment, cost containment or reduction, market share, cost reduction goals, budget comparisons, implementation or completion of projects or processes strategic or critical to the Corporation’s business operations, measures of customer satisfaction, or any combination thereof, or the formation of joint ventures, research and development collaborations, marketing or customer service collaborations, or the completion of other corporate transactions intended to enhance the Corporation’s revenue or profitability or expand its customer base. These terms are used as applied under generally accepted accounting principles or in the financial reporting of the Corporation or of its Subsidiaries. To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals (“targets”) must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. The terms of the Performance-Based Awards may specify the manner, if any, in which performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets. The applicable performance measurement period may not be less than three months nor more than 10 years.

5.2.3 Form of Payment; Maximum Performance-Based Award. Grants or awards under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof. Grants of Qualifying Options and Qualifying SARs to any one participant in any one calendar year shall be subject to the limit set forth in Section 4.2(b). The maximum number of shares of Common Stock which may be subject to Performance-Based Awards (including Performance-Based Awards payable in shares of Common Stock and Performance-Based Awards payable in cash where the amount of cash payable upon or following vesting of the award is determined with reference to the fair market value of a share of Common Stock at such time) that are granted to any one participant in any one calendar year shall not exceed 4,000,000 shares, either individually or in the aggregate, subject to adjustment as provided in Section 7.1; provided that this limit shall not apply to Qualifying Options and Qualifying SARs (which are covered by the limit of Section 4.2(b)). The aggregate amount of compensation to be paid to any one participant in respect of all Performance-Based Awards payable only in cash (excluding cash awards covered by the preceding sentence where the cash payment is determined with reference to the fair market value of a share of Common Stock upon or following the vesting of the award) and granted to that participant in any one calendar year shall not exceed $4,000,000. Awards that are cancelled during the year shall be counted against these limits to the extent required by Section 162(m) of the Code.

5.2.4 Certification of Payment. Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

5.2.5 Reservation of Discretion. The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

5.2.6 Expiration of Grant Authority. As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation’s stockholders that occurs in the fifth year following the year in which the Corporation’s stockholders first approve this Plan, subject to any subsequent extension that may be approved by stockholders.

5.3	Award Agreements. Each award shall be evidenced by either (1) a written award agreement in a form approved by the Administrator and executed by the Corporation by an officer duly authorized to act on its behalf, or (2) an electronic notice of award grant in a form approved by the Administrator and recorded by the Corporation (or its designee) in an electronic recordkeeping system used for the purpose of tracking award grants under this Plan generally (in each case, an “award agreement”), as the Administrator may provide and, in each case and if required by the Administrator, executed or otherwise electronically accepted by the recipient of the award in such form and manner as the Administrator may require. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation. The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

5.4	Deferrals and Settlements. Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

5.5	Consideration for Common Stock or Awards. The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

•	services rendered by the recipient of such award;

•	cash, check payable to the order of the Corporation, or electronic funds transfer;

•	notice and third party payment in such manner as may be authorized by the Administrator;

•	the delivery of previously owned shares of Common Stock;

•	by a reduction in the number of shares otherwise deliverable pursuant to the award; or

•	subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In no event shall any shares newly-issued by the Corporation be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award or shares by any method other than cash payment to the Corporation.

5.6	Definition of Fair Market Value. For purposes of this Plan, “fair market value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price (in regular trading) for a share of Common Stock on the New York Stock Exchange (the “Exchange”) for the date in question or, if no sales of Common Stock were reported on the Exchange on that date, the closing price (in regular trading) for a share of Common Stock on the Exchange for the next preceding day on which sales of Common Stock were reported on the Exchange. The Administrator may, however, provide with respect to one or more awards that the fair market value shall equal the closing price (in regular trading) for a share of Common Stock on the Exchange on the last trading day preceding the date in question or the average of the high and low trading prices of a share of Common Stock on the Exchange for the date in question or the most recent trading day. If the Common Stock is no longer listed or is no longer actively traded on the Exchange as of the applicable date, the fair market value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances. The Administrator also may adopt a different methodology for determining fair market value with respect to one or more awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular award(s) (for example, and without limitation, the Administrator may provide that fair market value for purposes of one or more awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

5.7	Transfer Restrictions.

5.7.1 Limitations on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 5.7 or required by applicable law: (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

5.7.2 Exceptions. The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing. Any permitted transfer shall be subject to compliance with applicable federal and state securities laws and shall not be for value (other than nominal consideration, settlement of marital property rights, or for interests in an entity in which more than 50% of the voting interests are held by the Eligible Person or by the Eligible Person’s family members).

5.7.3 Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

(a)	transfers to the Corporation (for example, in connection with the expiration or termination of the award);

(b)	the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution;

(c)	subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator;

(d)	if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative; or

(e)	the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

5.8	International Awards. One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

6.	EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE ON AWARDS

6.1

General. The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

6.2	Events Not Deemed Terminations of Service. Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law or the Administrator otherwise provides, such leave is for a period of not more than three months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the applicable award agreement.

6.3	Effect of Change of Subsidiary Status. For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status unless the Subsidiary that is sold, spun-off or otherwise divested (or its successor or a direct or indirect parent of such Subsidiary or successor) assumes the Eligible Person’s award(s) in connection with such transaction.

7.	ADJUSTMENTS; ACCELERATION

7.1	Adjustments. Subject to Section 7.2, upon (or, as may be necessary to effect the adjustment, immediately prior to): any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock; or any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall equitably and proportionately adjust (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any outstanding awards, and/or (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding awards.

Unless otherwise expressly provided in the applicable award agreement, upon (or, as may be necessary to effect the adjustment, immediately prior to) any event or transaction described in the preceding paragraph or a sale of all or substantially all of the business or assets of the Corporation as an entirety, the Administrator shall equitably and proportionately adjust the performance standards applicable to any then-outstanding performance-based awards to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding performance-based awards.

It is intended that, if possible, any adjustments contemplated by the preceding two paragraphs be made in a manner that satisfies applicable U.S. legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code, Section 409A of the Code and Section 162(m) of the Code) and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.

Without limiting the generality of Section 3.3, any good faith determination by the Administrator as to whether an adjustment is required in the circumstances pursuant to this Section 7.1, and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.

7.2

Corporate Transactions - Assumption and Termination of Awards. Upon the occurrence of any of the following: any merger, combination, consolidation, or other reorganization in connection with which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock); any exchange of Common Stock or other securities of the Corporation in connection with which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock); a sale of all or substantially all the business, stock or assets of the Corporation in connection with which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock); a dissolution of the Corporation; or any other event in which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock); then the Administrator may make provision for a cash payment in settlement of, or for the termination, assumption, substitution or exchange of any or all outstanding share-based awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based awards, based upon, to the extent relevant under the circumstances, the distribution or consideration payable to holders of the Common Stock upon or in respect of such event. Upon the occurrence of any event described in the preceding sentence, then, unless the Administrator has made a provision for the substitution, assumption, exchange or other continuation or settlement of the award or the award would otherwise continue in accordance with its terms in the circumstances: (1) unless otherwise provided in the applicable award agreement, each then-outstanding option and SAR shall become fully vested, all shares of restricted stock then outstanding shall fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall become payable to the holder of such award; and (2) each award shall terminate upon the related event; provided that the holder of an option or SAR shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding vested options and SARs (after giving effect to any accelerated vesting required in the circumstances) in accordance with their terms before the termination of such awards (except that in no case shall more than ten days’ notice of the impending termination be required and any acceleration of vesting and any exercise of any portion of an award that is so accelerated may be made contingent upon the actual occurrence of the event).

Without limiting the preceding paragraph, in connection with any event referred to in the preceding paragraph or any change in control event defined in any applicable award agreement, the Administrator may, in its discretion, provide for the accelerated vesting of any award or awards as and to the extent determined by the Administrator in the circumstances.

The Administrator may adopt such valuation methodologies for outstanding awards as it deems reasonable in the event of a cash or property settlement and, in the case of options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award.

In any of the events referred to in this Section 7.2, the Administrator may take such action contemplated by this Section 7.2 prior to such event (as opposed to on the occurrence of such event) to the extent that the Administrator deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares. Without limiting the generality of the foregoing, the Administrator may deem an acceleration and/or termination to occur immediately prior to the applicable event and, in such circumstances, will reinstate the original terms of the award if an event giving rise to an acceleration and/or termination does not occur.

Without limiting the generality of Section 3.3, any good faith determination by the Administrator pursuant to its authority under this Section 7.2 shall be conclusive and binding on all persons.

7.3	Other Acceleration Rules. The Administrator may override the provisions of Section 7.2 by express provision in the award agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the award agreement or otherwise, in such circumstances as the Administrator may approve. The portion of any ISO accelerated in connection with an event referred to in Section 7.2 (or such other circumstances as may trigger accelerated vesting of the award) shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

8.	OTHER PROVISIONS

8.1	Compliance with Laws. This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2	No Rights to Award. No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3	No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

8.4	Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

8.5	Tax Withholding. Upon any exercise, vesting, or payment of any award, or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an ISO prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon any other tax withholding event with respect to any award, the Corporation or one of its Subsidiaries shall have the right at its option to:

(a)	require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

(b)	deduct from any amount otherwise payable in cash (whether related to the award or otherwise) to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) require or grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, that the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their fair market value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

8.6	Effective Date, Termination and Suspension, Amendments.

8.6.1 Effective Date. This Plan is effective as of February 5, 2013, the date of its approval by the Board (the “Effective Date”). This Plan shall be submitted for and subject to stockholder approval no later than twelve months after the Effective Date. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Effective Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

8.6.2 Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

8.6.3 Stockholder Approval. To the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

8.6.4 Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2.

8.6.5 Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or amendment of any outstanding award agreement shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

8.7	Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. Except as expressly required by Section 7.1 or otherwise expressly provided by the Administrator, no adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

8.8	Governing Law; Construction; Severability.

8.8.1 Choice of Law. This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware.

8.8.2 Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

8.8.3 Plan Construction.

(a)	Rule 16b-3. It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

(b)	Section 162(m). Awards under Section 5.1.4 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).

8.9	Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10

Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan.

8.11	Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

8.12	No Corporate Action Restriction. The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

8.13	Other Company Benefit and Compensation Programs. Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

NOTICE OF GRANT OF STOCK OPTION

(Standard Form)

Notice is hereby given of the following option grant (the “Option”) to purchase shares of the Common Stock of Quiksilver, Inc. (the “Corporation”):

Optionee:		Grant Date:
Number of Option Shares:		Exercise Price:
Type of Option:	Incentive Stock Option	Expiration Date:
Non-Statutory Stock Option

Exercise and Vesting Schedule: Subject to the limitations contained in this Grant Notice, the Stock Option Agreement and the Plan, the Option shall vest and become exercisable in installments as follows:

Number of Shares (Installment)	Date of Earliest Exercise (Vesting)

In no event shall the Option become exercisable for any additional Option Shares after the Optionee’s cessation of Service.

The Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Quiksilver, Inc. 2013 Performance Incentive Plan (the “Plan”). The Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A (the “Stock Option Agreement”) and incorporated herein by this reference. This Grant Notice, together with the Stock Option Agreement, will be referred to as the “Agreement.” The Optionee hereby acknowledges having received and read a copy of the Stock Option Agreement, the Plan, and the official Plan Summary and Prospectus for the Plan. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation’s principal offices. The Number of Option Shares, Exercise Price and Expiration Date set forth above are subject to adjustment under Section 7.1 of the Plan. The Expiration Date set forth above is subject to early termination under Section 6 of the Stock Option Agreement and Section 7.2 of the Plan.

Definitions. All capitalized terms in this Grant Notice shall have the meaning assigned to them in the Plan if not defined herein or in the Stock Option Agreement.

Date:
QUIKSILVER, INC.

By:
OPTIONEE	Title:

Address:
ATTACHMENTS
Exhibit A – Stock Option Agreement
[Exhibit B – French Addendum (for French optionees only)]

EXHIBIT A

QUIKSILVER, INC.

2013 PERFORMANCE INCENTIVE PLAN

STOCK OPTION AGREEMENT

R E C I T A L S

A. The Board has adopted the Plan for the purpose of promoting the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected Employees and other Eligible Persons under the Plan.

B. The Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Stock Option Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation’s grant of an option to the Optionee.

C. The Option was granted under and subject to the Plan. All capitalized terms in this Stock Option Agreement shall have the meaning assigned to them in the Plan if not defined herein or in the attached Appendix. This Stock Option Agreement applies to a particular option (the “Option”) if incorporated by reference in the Grant Notice corresponding to that particular grant. The Grant Notice and this Stock Option Agreement are collectively referred to as the “Agreement” applicable to the Option.

NOW, THEREFORE, it is hereby agreed as follows:

Grant of Option. The Corporation hereby grants to the Optionee, as of the Grant Date, the Option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the Option term specified in Section 2 at the Exercise Price.

Option Term. The Option shall have a maximum term of                      (    ) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Section 5 or 6.

Limited Transferability. The Option and any other rights of the Optionee under the Agreement or the Plan are nontransferable and exercisable only by the Optionee, except as set forth in Section 5.7 of the Plan.

Vesting; Limits on Exercise. The Option shall vest and become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. The Option may be exercised only to the extent the Option is vested and exercisable.

As the Option becomes exercisable for such installments, those installments shall accumulate, and the Option shall remain exercisable for the accumulated

A-1

(Standard Form)

installments until the expiration or earlier termination of the Option. Notwithstanding the foregoing, should the Optionee elect to exercise the Option during any period during which the Optionee is under investigation by the Corporation for Misconduct, then any Option Shares acquired by the Optionee as a result of such exercise and/or the net proceeds of any sale or sales of those acquired Option Shares (the gross sale proceeds less any Exercise Price payment or withholding taxes due the Corporation in broker commissions) during such period shall be held by the Corporation in escrow until such time as the investigation is satisfactorily completed.

Continuance of Employment or Service Required; No Employment or Service Commitment. The vesting schedule applicable to the Option requires continued Service through each applicable vesting date as a condition to the vesting of the applicable installment of the Option and the rights and benefits under the Agreement. Service for only a portion of the vesting period, even if a substantial portion, will not entitle the Optionee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of Services as provided in Section 6 below or under the Plan.

Nothing contained in the Agreement or the Plan constitutes a continued employment or Service commitment by the Corporation (or any Parent or Subsidiary), affects the Optionee’s status, if he or she is an Employee, as an Employee at will who is subject to termination without cause, confers upon the Optionee any right to remain employed by or in Service to the Corporation (or any Parent or Subsidiary), interferes in any way with the right of the Corporation (or any Parent or Subsidiary) at any time to terminate such employment or Service, or affects the right of the Corporation (or any Parent or Subsidiary) to increase or decrease the Optionee’s other compensation. Nothing in the Agreement, however, is intended to adversely affect any independent contractual right of the Optionee without his or her consent thereto.

Cessation of Service/Early Termination of Option. The Option term specified in Section 2 shall terminate (and the Option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable prior to the Expiration Date:

Should the Optionee cease to remain in Service for any reason (other than death, Permanent Disability or Misconduct) while holding the Option, then (1) the Optionee shall have a period of 3 months after his or her Severance Date during which to exercise the Option (or portion thereof) to the extent that it was vested on the Severance Date, (2) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and (3) the Option, to the extent exercisable for the 3-month period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 3-month period.

Should the Optionee die while holding the Option, then the personal representative of the Optionee’s estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance, as applicable, (1) will have until the date that is 12 months after the Optionee’s Severance Date to exercise the Option (or portion thereof) to the extent that it was vested on the Severance Date, (2) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and (3) the Option, to the extent exercisable for the 12-month period following the Severance Date and not exercised

A-2

(Standard Form)

during such period, shall terminate at the close of business on the last day of the 12-month period. However, if the Optionee has designated one or more beneficiaries of the Option, then those persons shall have the exclusive right to exercise the Option following the Optionee’s death.

Should the Optionee cease Service by reason of Permanent Disability while holding the Option, then (a) the Optionee will have until the date that is 12 months after the Optionee’s Severance Date to exercise the Option (or portion thereof) to the extent that it was vested on the Severance Date, (b) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and (c) the Option, to the extent exercisable for the 12-month period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 12-month period.

The applicable post-Service exercise period in effect for the Option pursuant to the foregoing provisions of this Section 6 shall automatically be extended by an additional period of time equal in duration to any interval within that otherwise applicable post-Service exercise period in which the exercise of the Option or the immediate sale of the Option Shares acquired hereunder cannot be effected in compliance with applicable federal and state securities laws, but in no event shall such an extension result in the continuation of the Option beyond the Expiration Date.

Should the Optionee’s Service be terminated for Misconduct or should the Optionee otherwise engage in any Misconduct while the Option is outstanding, then the Option (whether vested or unvested) shall terminate immediately and cease to remain outstanding.

In all events, the Option is subject to earlier termination on the Expiration Date of the Option or as provided in Section 7.2 of the Plan.

Manner of Exercising Option.

The Option shall be exercisable by the delivery to the Secretary of the Corporation (or such other person as the Administrator may require pursuant to such administrative exercise procedures as the Administrator may implement from time to time) of:

the Notice of Exercise for the Option Shares for which the Option is exercised or by completion of such other administrative exercise procedures as the Administrator may require from time to time;

payment in full for the aggregate Exercise Price for the shares to be purchased in cash, check or by electronic funds transfer to the Corporation;

any written statements or agreements required pursuant to Section 8.1 of the Plan; and

satisfaction of the tax withholding provisions of Section 8.5 of the Plan.

A-3

(Standard Form)

The Administrator also may, but is not required to, authorize a non-cash payment alternative by one or more of the following methods (subject in each case to compliance with all applicable laws, rules, regulations and listing requirements and further subject to such rules as the Administrator may adopt as to any such payment method):

shares of Common Stock valued at Fair Market Value on the Exercise Date and held by the Optionee (or any other person or persons exercising the option) for the period, if any, necessary to avoid any charge to the Corporation’s earnings for financial reporting purposes; or

through a special sale and remittance procedure pursuant to which the Optionee (or any other person or persons exercising the Option) shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

As soon as practical after the Exercise Date, the Corporation shall deliver to the Optionee (or any other person or persons exercising the Option) the purchased Option Shares (either by delivering one or more certificates for such shares or by entering such shares in book entry form, as determined by the Corporation is ins sole discretion). Except as otherwise expressly authorized by the Administrator, the Optionee shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Optionee.

In no event may the Option be exercised for any fractional shares, which will be disregarded, but may be cumulated.

Successors and Assigns. Except to the extent otherwise provided in Sections 3 and 6, the provisions of the Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and the Optionee, the Optionee’s assigns, the legal representatives, heirs and legatees of the Optionee’s estate and any beneficiaries of the Option designated by the Optionee.

Notices. Any notice required to be given or delivered to the Corporation under the terms of the Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to the Optionee shall be in writing and addressed to the Optionee at the address indicated below the Optionee’s signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified, but if the Optionee is no longer employed by the Corporation (or any Parent or Subsidiary), shall be deemed effective five business days after the date mailed in accordance with the foregoing provisions of this Section 9.

A-4

(Standard Form)

Construction. The Agreement and the Option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan, incorporated herein by this reference. The Optionee agrees to be bound by the terms of the Plan and the Agreement. The Optionee acknowledges having read and understanding the Plan, the Prospectus for the Plan, and the Agreement. Unless otherwise expressly provided in other sections of the Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not and shall not be deemed to create any rights in the Optionee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof. All decisions of the Administrator with respect to any question or issue arising under the Plan or the Agreement shall be conclusive and binding on all persons having an interest in the Option.

Entire Agreement. The Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and the Agreement may be amended pursuant to Section 8.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Optionee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder.

Excess Shares. If the Option Shares covered by the Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then the Option shall be void with respect to those excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

Additional Terms Applicable to an Incentive Option. In the event the Option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the Option:

The Option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) the Option is exercised for one or more Option Shares: (A) more than three (3) months after the date the Optionee ceases to be an Employee for any reason other than death or Permanent Disability or (B) more than twelve (12) months after the date the Optionee ceases to be an Employee by reason of Permanent Disability.

No installment under the Option shall qualify for favorable tax treatment as an Incentive Option if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which such installment first becomes exercisable hereunder would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which the Option or any other

A-5

(Standard Form)

Incentive Options granted to the Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should such One Hundred Thousand Dollar ($100,000) limitation be exceeded in any calendar year, the Option shall nevertheless become exercisable for the excess shares in such calendar year as a Non-Statutory Option.

Should the exercisability of the Option be accelerated, then the Option shall qualify for favorable tax treatment as an Incentive Option only to the extent the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which the Option first becomes exercisable in a calendar year, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which the Option or one or more other Incentive Options granted to the Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, does not exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should the applicable One Hundred Thousand Dollar ($100,000) limitation be exceeded in any calendar year, the option may nevertheless be exercised for the excess shares in such calendar year as a Non-Statutory Option.

Should the Optionee hold, in addition to the Option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as the Option, then, for purposes of the foregoing limitations on the exercisability of such options as Incentive Options, the Option and each of those other options shall be deemed to become first exercisable in that calendar year on the basis of the chronological order in which they were granted, except to the extent otherwise provided under applicable law or regulation.

Counterparts. The Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Section Headings. The section headings of this Stock Option Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

No Advice Regarding Grant. The Optionee is hereby advised to consult with his or her own tax, legal and/or investment advisors with respect to any advice the Optionee may determine is needed or appropriate with respect to the Option (including, without limitation, to determine the foreign, state, local, estate and/or gift tax consequences with respect to the Option and any shares that may be acquired upon exercise of the Option). Neither the Corporation nor any of its officers, directors, affiliates or advisors makes any representation (except for the terms and conditions expressly set forth in the Agreement) or recommendation with respect to the Option. Except for the withholding rights contemplated by Section 7 above and Section 8.5 of the Plan, the Optionee is solely responsible for any and all tax liability that may arise with respect to the Option and any shares that may be acquired upon exercise of the Option.

A-6

(Standard Form)

Exhibit A-1

NOTICE OF EXERCISE

I hereby notify Quiksilver, Inc. (the “Corporation”) that I elect to purchase                  shares of the Corporation’s Common Stock (the “Purchased Shares”) at the option exercise price of $         per share (the “Exercise Price”) pursuant to that certain option (the “Option”) granted to me under the Corporation’s 2013 Performance Incentive Plan on             ,

Concurrently with the delivery of this Exercise Notice to the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation (or other documents) evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker-dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price.

            ,

Date

Optionee

Address:

Print name in exact manner it is to appear on the stock certificate:

Address to which certificate is to be sent, if different from address above:

Social Security Number:

A-7

(Standard Form)

APPENDIX

The following definitions shall be in effect under the Agreement:

A. “Employee” shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

B. “Exercise Date” shall mean the date on which the Option (or portion thereof) shall have been exercised in accordance with Section 7 of this Stock Option Agreement.

C. “Exercise Price” shall mean the exercise price per Option Share as specified in the Grant Notice.

D. “Expiration Date” shall mean the date on which the Option expires as specified in the Grant Notice.

E. “Fair Market Value” shall have the meaning given to such term in Section 5.6 of the Plan.

F. “Grant Date” shall mean the date of grant of the Option as specified in the Grant Notice.

G. “Grant Notice” shall mean the Notice of Grant of Stock Option accompanying the Stock Option Agreement.

H. “Incentive Option” shall mean an option which satisfies the requirements of Code Section 422.

I. “Misconduct” shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by the Optionee of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by the Optionee adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of the Optionee or any other individual in the Service of the Corporation (or any Parent or Subsidiary).

J. “Non-Statutory Option” shall mean an option not intended to satisfy the requirements of Code Section 422.

K. “Notice of Exercise” shall mean the notice of exercise in substantially the form attached hereto as Exhibit A-1.

L. “Option Shares” shall mean the number of shares of Common Stock subject to the Option as specified in the Grant Notice.

A-8

(Standard Form)

M. “Optionee” shall mean the person to whom the Option is granted as specified in the Grant Notice.

N. “Parent” shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

O. “Permanent Disability” or “Permanently Disabled” shall mean the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is both (i) expected to result in death or determined to be total and permanent by two (2) physicians selected by the Corporation or its insurers and acceptable to the Optionee (or the Optionee’s legal representative), and (ii) to the extent the Optionee is eligible to participate in the Corporation’s long-term disability plan, entitles the Optionee to the payment of long-term disability benefits from the Corporation’s long-term disability plan. The process for determining a Permanent Disability in accordance with the foregoing shall be completed no later than the later of (i) the close of the calendar year in which the Optionee’s Service terminates by reason of the physical or mental impairment triggering the determination process or (ii) the fifteenth day of the third calendar month following such termination of Service.

P. “Plan” shall mean the Quiksilver, Inc. 2013 Performance Incentive Plan, as it may hereafter be amended from time to time.

Q. “Service” shall mean the Optionee’s performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the Board or a consultant or independent advisor. The Optionee shall be deemed to cease Service immediately upon the occurrence of either of the following events: (i) the Optionee no longer performs services in any of the foregoing capacities for the Corporation or any Parent or Subsidiary; or (ii) the entity for which the Optionee is performing such services ceases to remain a Parent or Subsidiary of the Corporation, even though the Optionee may subsequently continue to perform services for that entity.

R. “Severance Date” shall mean the last day that the Optionee is employed by or provides services to the Corporation (or a Parent or Subsidiary).

S. “Stock Option Agreement” shall mean this Stock Option Agreement applicable to the Option if incorporated by reference in the Grant Notice corresponding to the Option.

A-9

(Standard Form)

EXHIBIT B

FRENCH OPTIONS AGREEMENT ADDENDUM

FRENCH PLAN TERMS

This Addendum contains the terms of options granted to employees and officers under the Quiksilver, Inc. 2013 Performance Incentive Plan (“the Plan”) to eligible French Employees and officers (“the French Plan”). The terms of the French Plan are identical to the Plan except as provided below:

1.	For the purposes of any options granted in accordance with the French Plan, the terms of the Plan shall be deemed incorporated by reference to this Addendum.

2.	For the purposes of the French Plan, options granted in accordance with the French Plan (“French Options”) may be designated as Qualifying French Stock Options within the meaning of the conditions set forth in the French Commercial Code (articles L 225-177 to L 225-186-1).

3.	The per share exercise price of French Options determined in accordance with the French Plan shall not be less than 95% of the average Fair Market Value during the 20 trading days preceding the date of option grant.

4.	The employees and officers to whom French Options may be granted according to the French Plan are restricted as follows:

French Options may not be granted to persons holding more than 10% of the share capital of the Corporation.

French Options may only be granted to employees or “Président du Conseil d’administration”, “Directeur Général”, “Directeurs Généraux Délégués”, Members of the “Directoire”, “Gérant” of a “Société par actions”, or other officers (in particular Président du Conseil de Surveillance) being otherwise a salaried employee of any Parent or Subsidiary of the Corporation where:

(i) at least 10% of the employer company share capital or of the voting rights is held, directly or indirectly, by the Corporation;

(ii) the employer company holds, directly or indirectly, at least 10% of the share capital or of the voting rights of the Corporation; or

(iii) at least 50% of the employer company share capital or of the voting rights is held, directly or indirectly, by a company which itself holds, directly or indirectly, at least 50% of the capital of the Corporation.

5.	The period during which French Options may be exercised following date of death under the French Plan is six (6) months.

B-1

(Standard Form)

6.	Option adjustments under the French Plan include the following:

“In all cases, the modification of the exercise price or number of options under the French Plan shall be made in accordance with article L 225-181 of the French Commercial Code.”

7.	In the case of French Options to acquire treasury shares, the Corporation shall procure sufficient shares of Common Stock available for transfer to satisfy the exercise of such options (which have neither lapsed nor been exercised) to the full extent possible, before the Optionee has the right to exercise the French Option.

8.	No French Options may be granted before the end of the period of 20 trading days following a dividend distribution or increase of authorized capital or before or after 10 trading days of the publication of consolidated or, if none, annual accounts or between the date that the Corporation’s officers have knowledge of any information which could significantly affect the value of the shares of Common Stock and 10 trading days after the information has been publicized.

9.	In accepting the grant of French Options, the Optionee undertakes that he or she will notify the employer company in writing with respect to the date of option exercise and share sale at least seven (7) days prior to and seven (7) days following either event.

10.	The French Options shall not become exercisable for the Option Shares before the first anniversary of the Grant Date.

11.	The sale or transfer as bearer shares of shares of Common Stock purchased upon exercise of French Options shall be restricted until the fourth anniversary of the Grant Date.

12.	Under the French Plan, in no event shall the number of shares of Common Stock subject to outstanding unexercised options exceed one-third (1/3) of the Corporation’s authorized shares.

B-2

(Standard Form)

NOTICE OF GRANT OF STOCK OPTION

(Selected Officer Form)

Notice is hereby given of the following option grant (the “Option”) to purchase shares of the Common Stock of Quiksilver, Inc. (the “Corporation”):

Optionee:		Grant Date:
Number of Option Shares:		Exercise Price:
Type of Option:	Incentive Stock Option	Expiration Date:
Non-Statutory Stock Option

Exercise and Vesting Schedule: Subject to the limitations contained in this Grant Notice, the Stock Option Agreement and the Plan, the Option shall vest and become exercisable in installments as follows:

Number of Shares (Installment)	Date of Earliest Exercise (Vesting)

In no event shall the Option become exercisable for any additional Option Shares after the Optionee’s cessation of Service.

The Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Quiksilver, Inc. 2013 Performance Incentive Plan (the “Plan”). The Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A (the “Stock Option Agreement”) and incorporated herein by this reference. This Grant Notice, together with the Stock Option Agreement, will be referred to as the “Agreement.” The Optionee hereby acknowledges having received and read a copy of the Stock Option Agreement, the Plan, and the official Plan Summary and Prospectus for the Plan. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation’s principal offices. The Number of Option Shares, Exercise Price and Expiration Date set forth above are subject to adjustment under Section 7.1 of the Plan. The Expiration Date set forth above is subject to early termination under Section 6 of the Stock Option Agreement and Section 7.2 of the Plan.

Definitions. All capitalized terms in this Grant Notice shall have the meaning assigned to them in the Plan if not defined herein or in the Stock Option Agreement.

Date:
QUIKSILVER, INC.

By:
OPTIONEE	Title:

Address:
ATTACHMENTS
Exhibit A – Stock Option Agreement
[Exhibit B – French Addendum (for French optionees only)]

EXHIBIT A

QUIKSILVER, INC.

2013 PERFORMANCE INCENTIVE PLAN

STOCK OPTION AGREEMENT

R E C I T A L S

A. The Board has adopted the Plan for the purpose of promoting the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected Employees and other Eligible Persons under the Plan.

B. The Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Stock Option Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation’s grant of an option to the Optionee.

C. The Option was granted under and subject to the Plan. All capitalized terms in this Stock Option Agreement shall have the meaning assigned to them in the Plan if not defined herein or in the attached Appendix. This Stock Option Agreement applies to a particular option (the “Option”) if incorporated by reference in the Grant Notice corresponding to that particular grant. The Grant Notice and this Stock Option Agreement are collectively referred to as the “Agreement” applicable to the Option.

NOW, THEREFORE, it is hereby agreed as follows:

1. Grant of Option. The Corporation hereby grants to the Optionee, as of the Grant Date, the Option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the Option term specified in Section 2 at the Exercise Price.

2. Option Term. The Option shall have a maximum term of                      (    ) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Section 5 or 6.

3. Limited Transferability. The Option and any other rights of the Optionee under the Agreement or the Plan are nontransferable and exercisable only by the Optionee, except as set forth in Section 5.7 of the Plan.

4. Vesting; Limits on Exercise. The Option shall vest and become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. The Option may be exercised only to the extent the Option is vested and exercisable. Notwithstanding the foregoing, the Option, to the extent outstanding at the time the Optionee ceases Service with the Corporation by reason of the Optionee’s death, Permanent Disability, termination by the Corporation without “Cause” (as such term is defined in the Optionee’s

(Selected Officer Form)

employment agreement as in effect on the Grant Date (the “Employment Agreement”)), or termination by the Optionee for “Good Reason” (as defined in the Employment Agreement) but not otherwise fully exercisable, shall automatically accelerate so that the Option shall, immediately prior to such termination of Service, become exercisable for all of the Option Shares at the time subject to the Option and may be exercised for any or all of those Option Shares as fully vested shares of Common Stock.

As the Option becomes exercisable for such installments, those installments shall accumulate, and the Option shall remain exercisable for the accumulated installments until the expiration or earlier termination of the Option. Notwithstanding the foregoing, should the Optionee elect to exercise the Option during any period during which the Optionee is under investigation by the Corporation for Misconduct, then any Option Shares acquired by the Optionee as a result of such exercise and/or the net proceeds of any sale or sales of those acquired Option Shares (the gross sale proceeds less any Exercise Price payment or withholding taxes due the Corporation in broker commissions) during such period shall be held by the Corporation in escrow until such time as the investigation is satisfactorily completed.

5. Continuance of Employment or Service Required; No Employment or Service Commitment. The vesting schedule applicable to the Option requires continued Service through each applicable vesting date as a condition to the vesting of the applicable installment of the Option and the rights and benefits under the Agreement. Service for only a portion of the vesting period, even if a substantial portion, will not entitle the Optionee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of Services as provided in Section 6 below or under the Plan.

Nothing contained in the Agreement or the Plan constitutes a continued employment or Service commitment by the Corporation (or any Parent or Subsidiary), affects the Optionee’s status, if he or she is an Employee, as an Employee at will who is subject to termination without cause, confers upon the Optionee any right to remain employed by or in Service to the Corporation (or any Parent or Subsidiary), interferes in any way with the right of the Corporation (or any Parent or Subsidiary) at any time to terminate such employment or Service, or affects the right of the Corporation (or any Parent or Subsidiary) to increase or decrease the Optionee’s other compensation. Nothing in the Agreement, however, is intended to adversely affect any independent contractual right of the Optionee without his or her consent thereto.

6. Cessation of Service/Early Termination of Option. The Option term specified in Section 2 shall terminate (and the Option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable prior to the Expiration Date:

(a) Should the Optionee cease to remain in Service by reason of the Optionee terminating his or her Service with the Corporation for a reason other than “Good Reason” (as defined in the Employment Agreement) while holding the Option, then (1) the Optionee shall have a period of 3 months after his or her Severance Date during which to exercise the Option (or portion thereof) to the extent that it was vested on the Severance Date, (2) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance

(Selected Officer Form)

Date, and (3) the Option, to the extent exercisable for the 3-month period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 3-month period.

(b) Should the Optionee die while holding the Option, then, subject to any accelerated vesting pursuant to Section 4 of this Stock Option Agreement, the personal representative of the Optionee’s estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance, as applicable, (1) will have until the date that is 12 months after the Optionee’s Severance Date to exercise the Option (or portion thereof) to the extent that it was vested on the Severance Date, (2) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and (3) the Option, to the extent exercisable for the 12-month period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 12-month period. However, if the Optionee has designated one or more beneficiaries of the Option, then those persons shall have the exclusive right to exercise the Option following the Optionee’s death.

(c) Should the Optionee cease Service by reason of Permanent Disability while holding the Option, then, subject to any accelerated vesting pursuant to Section 4 of this Stock Option Agreement, (a) the Optionee will have until the date that is 12 months after the Optionee’s Severance Date to exercise the Option (or portion thereof) to the extent that it was vested on the Severance Date, (b) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and (c) the Option, to the extent exercisable for the 12-month period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 12-month period.

(d) Should the Optionee cease to remain in Service by reason of termination by the Corporation without “Cause” (other than as a result of the Optionee’s death, Permanent Disability or Misconduct), as such term is defined in the Employment Agreement, or by the Optionee for Good Reason (as defined in the Employment Agreement), in either case while holding the Option, then (1) the Optionee shall have a period of 12 months after his or her Severance Date during which to exercise the Option (or portion thereof) to the extent that it was vested on the Severance Date, (2) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and (3) the Option, to the extent exercisable for the 12-month period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 12-month period.

(e) The applicable post-Service exercise period in effect for the Option pursuant to the foregoing provisions of this Section 6 shall automatically be extended by an additional period of time equal in duration to any interval within that otherwise applicable post-Service exercise period in which the exercise of the Option or the immediate sale of the Option Shares acquired hereunder cannot be effected in compliance with applicable federal and state securities laws, but in no event shall such an extension result in the continuation of the Option beyond the Expiration Date.

(f) Should the Optionee’s Service be terminated for Misconduct or Cause, or should the Optionee otherwise engage in any Misconduct while the Option is outstanding, then the Option (whether vested or unvested) shall terminate immediately and cease to remain outstanding.

(Selected Officer Form)

(g) In all events, the Option is subject to earlier termination on the Expiration Date of the Option or as provided in Section 7.2 of the Plan.

7. Manner of Exercising Option.

(a) The Option shall be exercisable by the delivery to the Secretary of the Corporation (or such other person as the Administrator may require pursuant to such administrative exercise procedures as the Administrator may implement from time to time) of:

(i) the Notice of Exercise for the Option Shares for which the Option is exercised or by completion of such other administrative exercise procedures as the Administrator may require from time to time;

(ii) payment in full for the aggregate Exercise Price for the shares to be purchased in cash, check or by electronic funds transfer to the Corporation;

(iii) any written statements or agreements required pursuant to Section 8.1 of the Plan; and

(iv) satisfaction of the tax withholding provisions of Section 8.5 of the Plan.

(b) The Administrator also may, but is not required to, authorize a non-cash payment alternative by one or more of the following methods (subject in each case to compliance with all applicable laws, rules, regulations and listing requirements and further subject to such rules as the Administrator may adopt as to any such payment method):

(i) shares of Common Stock valued at Fair Market Value on the Exercise Date and held by the Optionee (or any other person or persons exercising the option) for the period, if any, necessary to avoid any charge to the Corporation’s earnings for financial reporting purposes; or

(ii) through a special sale and remittance procedure pursuant to which the Optionee (or any other person or persons exercising the Option) shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

(c) As soon as practical after the Exercise Date, the Corporation shall deliver to the Optionee (or any other person or persons exercising the Option) the purchased Option Shares (either by delivering one or more certificates for such shares or by entering such

(Selected Officer Form)

shares in book entry form, as determined by the Corporation is ins sole discretion). Except as otherwise expressly authorized by the Administrator, the Optionee shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Optionee.

(d) In no event may the Option be exercised for any fractional shares, which will be disregarded, but may be cumulated.

8. Successors and Assigns. Except to the extent otherwise provided in Sections 3 and 6, the provisions of the Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and the Optionee, the Optionee’s assigns, the legal representatives, heirs and legatees of the Optionee’s estate and any beneficiaries of the Option designated by the Optionee.

9. Notices. Any notice required to be given or delivered to the Corporation under the terms of the Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to the Optionee shall be in writing and addressed to the Optionee at the address indicated below the Optionee’s signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified, but if the Optionee is no longer employed by the Corporation (or any Parent or Subsidiary), shall be deemed effective five business days after the date mailed in accordance with the foregoing provisions of this Section 9.

10. Construction. The Agreement and the Option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan, incorporated herein by this reference. The Optionee agrees to be bound by the terms of the Plan and the Agreement. The Optionee acknowledges having read and understanding the Plan, the Prospectus for the Plan, and the Agreement. Unless otherwise expressly provided in other sections of the Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not and shall not be deemed to create any rights in the Optionee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof. All decisions of the Administrator with respect to any question or issue arising under the Plan or the Agreement shall be conclusive and binding on all persons having an interest in the Option.

11. Entire Agreement. The Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and the Agreement may be amended pursuant to Section 8.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Optionee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

(Selected Officer Form)

12. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder.

13. Excess Shares. If the Option Shares covered by the Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then the Option shall be void with respect to those excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

14. Additional Terms Applicable to an Incentive Option. In the event the Option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the Option:

(a) The Option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) the Option is exercised for one or more Option Shares: (A) more than three (3) months after the date the Optionee ceases to be an Employee for any reason other than death or Permanent Disability or (B) more than twelve (12) months after the date the Optionee ceases to be an Employee by reason of Permanent Disability.

(b) No installment under the Option shall qualify for favorable tax treatment as an Incentive Option if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which such installment first becomes exercisable hereunder would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which the Option or any other Incentive Options granted to the Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should such One Hundred Thousand Dollar ($100,000) limitation be exceeded in any calendar year, the Option shall nevertheless become exercisable for the excess shares in such calendar year as a Non-Statutory Option.

(c) Should the exercisability of the Option be accelerated, then the Option shall qualify for favorable tax treatment as an Incentive Option only to the extent the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which the Option first becomes exercisable in a calendar year, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which the Option or one or more other Incentive Options granted to the Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, does not exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should the applicable One Hundred Thousand Dollar ($100,000) limitation be exceeded in any calendar year, the option may nevertheless be exercised for the excess shares in such calendar year as a Non-Statutory Option.

(d) Should the Optionee hold, in addition to the Option, one or more other options to purchase Common Stock which become exercisable for the first time in the same

(Selected Officer Form)

calendar year as the Option, then, for purposes of the foregoing limitations on the exercisability of such options as Incentive Options, the Option and each of those other options shall be deemed to become first exercisable in that calendar year on the basis of the chronological order in which they were granted, except to the extent otherwise provided under applicable law or regulation.

15. Counterparts. The Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

16. Section Headings. The section headings of this Stock Option Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

17. No Advice Regarding Grant. The Optionee is hereby advised to consult with his or her own tax, legal and/or investment advisors with respect to any advice the Optionee may determine is needed or appropriate with respect to the Option (including, without limitation, to determine the foreign, state, local, estate and/or gift tax consequences with respect to the Option and any shares that may be acquired upon exercise of the Option). Neither the Corporation nor any of its officers, directors, affiliates or advisors makes any representation (except for the terms and conditions expressly set forth in the Agreement) or recommendation with respect to the Option. Except for the withholding rights contemplated by Section 7 above and Section 8.5 of the Plan, the Optionee is solely responsible for any and all tax liability that may arise with respect to the Option and any shares that may be acquired upon exercise of the Option.

(Selected Officer Form)

Exhibit A-1

NOTICE OF EXERCISE

I hereby notify Quiksilver, Inc. (the “Corporation”) that I elect to purchase                  shares of the Corporation’s Common Stock (the “Purchased Shares”) at the option exercise price of $         per share (the “Exercise Price”) pursuant to that certain option (the “Option”) granted to me under the Corporation’s 2013 Performance Incentive Plan on             ,

Concurrently with the delivery of this Exercise Notice to the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation (or other documents) evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker-dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price.

            ,

Date

Optionee

Address:

Print name in exact manner it is to appear on the stock certificate:

Address to which certificate is to be sent, if different from address above:

Social Security Number:

(Selected Officer Form)

APPENDIX

The following definitions shall be in effect under the Agreement:

A. “Employee” shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

B. “Exercise Date” shall mean the date on which the Option (or portion thereof) shall have been exercised in accordance with Section 7 of this Stock Option Agreement.

C. “Exercise Price” shall mean the exercise price per Option Share as specified in the Grant Notice.

D. “Expiration Date” shall mean the date on which the Option expires as specified in the Grant Notice.

E. “Fair Market Value” shall have the meaning given to such term in Section 5.6 of the Plan.

F. “Grant Date” shall mean the date of grant of the Option as specified in the Grant Notice.

G. “Grant Notice” shall mean the Notice of Grant of Stock Option accompanying the Stock Option Agreement.

H. “Incentive Option” shall mean an option which satisfies the requirements of Code Section 422.

I. “Misconduct” shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by the Optionee of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by the Optionee adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of the Optionee or any other individual in the Service of the Corporation (or any Parent or Subsidiary).

J. “Non-Statutory Option” shall mean an option not intended to satisfy the requirements of Code Section 422.

K. “Notice of Exercise” shall mean the notice of exercise in substantially the form attached hereto as Exhibit A-1.

L. “Option Shares” shall mean the number of shares of Common Stock subject to the Option as specified in the Grant Notice.

(Selected Officer Form)

M. “Optionee” shall mean the person to whom the Option is granted as specified in the Grant Notice.

N. “Parent” shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

O. “Permanent Disability” or “Permanently Disabled” shall mean the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is both (i) expected to result in death or determined to be total and permanent by two (2) physicians selected by the Corporation or its insurers and acceptable to the Optionee (or the Optionee’s legal representative), and (ii) to the extent the Optionee is eligible to participate in the Corporation’s long-term disability plan, entitles the Optionee to the payment of long-term disability benefits from the Corporation’s long-term disability plan. The process for determining a Permanent Disability in accordance with the foregoing shall be completed no later than the later of (i) the close of the calendar year in which the Optionee’s Service terminates by reason of the physical or mental impairment triggering the determination process or (ii) the fifteenth day of the third calendar month following such termination of Service.

P. “Plan” shall mean the Quiksilver, Inc. 2013 Performance Incentive Plan, as it may hereafter be amended from time to time.

Q. “Service” shall mean the Optionee’s performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the Board or a consultant or independent advisor. The Optionee shall be deemed to cease Service immediately upon the occurrence of either of the following events: (i) the Optionee no longer performs services in any of the foregoing capacities for the Corporation or any Parent or Subsidiary; or (ii) the entity for which the Optionee is performing such services ceases to remain a Parent or Subsidiary of the Corporation, even though the Optionee may subsequently continue to perform services for that entity.

R. “Severance Date” shall mean the last day that the Optionee is employed by or provides services to the Corporation (or a Parent or Subsidiary).

S. “Stock Option Agreement” shall mean this Stock Option Agreement applicable to the Option if incorporated by reference in the Grant Notice corresponding to the Option.

(Selected Officer Form)

EXHIBIT B

FRENCH OPTIONS AGREEMENT ADDENDUM

FRENCH PLAN TERMS

This Addendum contains the terms of options granted to employees and officers under the Quiksilver, Inc. 2013 Performance Incentive Plan (“the Plan”) to eligible French Employees and officers (“the French Plan”). The terms of the French Plan are identical to the Plan except as provided below:

1.	For the purposes of any options granted in accordance with the French Plan, the terms of the Plan shall be deemed incorporated by reference to this Addendum.

2.	For the purposes of the French Plan, options granted in accordance with the French Plan (“French Options”) may be designated as Qualifying French Stock Options within the meaning of the conditions set forth in the French Commercial Code (articles L 225-177 to L 225-186-1).

3.	The per share exercise price of French Options determined in accordance with the French Plan shall not be less than 95% of the average Fair Market Value during the 20 trading days preceding the date of option grant.

4.	The employees and officers to whom French Options may be granted according to the French Plan are restricted as follows:

French Options may not be granted to persons holding more than 10% of the share capital of the Corporation.

French Options may only be granted to employees or “Président du Conseil d’administration”, “Directeur Général”, “Directeurs Généraux Délégués”, Members of the “Directoire”, “Gérant” of a “Société par actions”, or other officers (in particular Président du Conseil de Surveillance) being otherwise a salaried employee of any Parent or Subsidiary of the Corporation where:

(i) at least 10% of the employer company share capital or of the voting rights is held, directly or indirectly, by the Corporation;

(ii) the employer company holds, directly or indirectly, at least 10% of the share capital or of the voting rights of the Corporation; or

(iii) at least 50% of the employer company share capital or of the voting rights is held, directly or indirectly, by a company which itself holds, directly or indirectly, at least 50% of the capital of the Corporation.

5.	The period during which French Options may be exercised following date of death under the French Plan is six (6) months.

B-1

(Selected Officer Form)

6.	Option adjustments under the French Plan include the following:

“In all cases, the modification of the exercise price or number of options under the French Plan shall be made in accordance with article L 225-181 of the French Commercial Code.”

7.	In the case of French Options to acquire treasury shares, the Corporation shall procure sufficient shares of Common Stock available for transfer to satisfy the exercise of such options (which have neither lapsed nor been exercised) to the full extent possible, before the Optionee has the right to exercise the French Option.

8.	No French Options may be granted before the end of the period of 20 trading days following a dividend distribution or increase of authorized capital or before or after 10 trading days of the publication of consolidated or, if none, annual accounts or between the date that the Corporation’s officers have knowledge of any information which could significantly affect the value of the shares of Common Stock and 10 trading days after the information has been publicized.

9.	In accepting the grant of French Options, the Optionee undertakes that he or she will notify the employer company in writing with respect to the date of option exercise and share sale at least seven (7) days prior to and seven (7) days following either event.

10.	The French Options shall not become exercisable for the Option Shares before the first anniversary of the Grant Date.

11.	The sale or transfer as bearer shares of shares of Common Stock purchased upon exercise of French Options shall be restricted until the fourth anniversary of the Grant Date.

12.	Under the French Plan, in no event shall the number of shares of Common Stock subject to outstanding unexercised options exceed one-third (1/3) of the Corporation’s authorized shares.

B-2

(Selected Officer Form)

NOTICE OF GRANT OF

NON-EMPLOYEE DIRECTOR AUTOMATIC STOCK OPTION

(Annual Meeting and Initial Grant Form)

Notice is hereby given of the following option grant (the “Option”) to purchase shares of the Common Stock of Quiksilver, Inc. (the “Corporation”):

Optionee:		Grant Date:
Number of Option Shares:	25,000	Exercise Price:
Type of Option:	Incentive Stock Option	Expiration Date:
	X Non-Statutory Stock Option

Exercise and Vesting Schedule: The Option shall be fully vested and exercisable immediately as of the Grant Date.

The Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Quiksilver, Inc. 2013 Performance Incentive Plan (the “Plan”). The Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A (the “Stock Option Agreement”) and incorporated herein by this reference. This Grant Notice, together with the Stock Option Agreement, will be referred to as the “Agreement.” The Optionee hereby acknowledges having received and read a copy of the Stock Option Agreement, the Plan, and the official Plan Summary and Prospectus for the Plan. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation’s principal offices. The Number of Option Shares, Exercise Price and Expiration Date set forth above are subject to adjustment under Section 7.1 of the Plan. The Expiration Date set forth above is subject to early termination under Sections 6 and 7 of the Stock Option Agreement and Section 7.2 of the Plan.

Impairment of Rights. Nothing in this Grant Notice, the Stock Option Agreement or the Plan shall interfere with or otherwise restrict in any way the rights of the Corporation and the Corporation’s stockholders to remove the Optionee from the Board at any time in accordance with the provisions of applicable law.

Definitions. All capitalized terms in this Grant Notice shall have the meaning assigned to them in the Plan if not defined herein or in the Stock Option Agreement.

Date:
QUIKSILVER, INC.

By:
OPTIONEE	Title:

Address:
ATTACHMENTS
Exhibit A – Stock Option Agreement

EXHIBIT A

QUIKSILVER, INC.

2013 PERFORMANCE INCENTIVE PLAN

STOCK OPTION AGREEMENT

R E C I T A L S

A. The Board has adopted the Plan for the purpose of promoting the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected Eligible Persons under the Plan, and the Corporation has implemented an automatic grant program under its Non-Employee Director Compensation Policy pursuant to which eligible non-employee members of the Board will automatically receive option grants at periodic intervals over their period of Board service to provide such individuals with a meaningful incentive to continue to serve as members of the Board.

B. The Optionee is an eligible non-employee Board member, and this Stock Option Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the automatic grant of an option to purchase shares of Common Stock under the Plan.

C. The Option was granted under and subject to the Plan. All capitalized terms in this Stock Option Agreement shall have the meaning assigned to them in the Plan if not defined herein or in the attached Appendix. This Stock Option Agreement applies to a particular option if incorporated by reference in the Grant Notice corresponding to that particular grant. The Grant Notice and this Stock Option Agreement are collectively referred to as the “Agreement” applicable to the Option.

NOW, THEREFORE, it is hereby agreed as follows:

1. Grant of Option. The Corporation hereby grants to the Optionee, as of the Grant Date, a Non-Statutory Option (the “Option”) to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the Option term specified in Section 2 at the Exercise Price.

2. Option Term. The Option shall have a maximum term of seven (7) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Section 5 or 6.

3. Limited Transferability. The Option and any other rights of the Optionee under the Agreement or the Plan are nontransferable and exercisable only by the Optionee, except as set forth in Section 5.7 of the Plan.

A-1

(Non-Employee Director)

4. Vesting; Limits on Exercise. The Option shall be fully vested and exercisable for the Option Shares subject to the Option as specified in the Grant Notice, and the Option shall remain exercisable until the expiration or earlier termination of the Option. No fewer than 100 shares of Common Stock (subject to adjustment under Section 7.1 of the Plan) may be purchased at any one time, unless the number purchased is the total number at the time exercisable under the Option.

5. No Service Commitment. Nothing contained in the Agreement or the Plan constitutes a Service commitment by the Corporation, confers upon the Optionee any right to remain in service to the Corporation, interferes in any way with the right of the Corporation at any time to terminate such services, or affects the right of the Corporation to increase or decrease the Optionee’s other compensation or benefits. Nothing in the Agreement, however, is intended to adversely affect any independent contractual right of the Optionee without his or her consent thereto.

6. Cessation of Board Service/Early Termination of Option. Should the Optionee’s Service as a Board member cease while the Option is then outstanding, then the Option term specified in Section 2 shall terminate (and the Option shall cease to be outstanding) prior to the Expiration Date in accordance with the following provisions:

(a) Should the Optionee cease to remain in Service as a Board member for any reason while holding the Option, then (1) the Optionee shall have a period of 12 months after his or her Severance Date during which to exercise the Option (or portion thereof) to the extent that it was vested on the Severance Date, (2) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and (3) the Option, to the extent exercisable for the 12-month period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 12-month period.

(b) The applicable post-Service exercise period in effect for the Option pursuant to the foregoing provisions of this Section 6 shall automatically be extended by an additional period of time equal in duration to any interval within that otherwise applicable post-Service exercise period in which the exercise of the Option or the immediate sale of the Option Shares acquired hereunder cannot be effected in compliance with applicable federal and state securities laws, but in no event shall such an extension result in the continuation of the Option beyond the Expiration Date.

(c) In all events, the Option is subject to earlier termination on the Expiration Date of the Option or as provided in Section 7.2 of the Plan.

7. Hostile Take-Over.

(a) Upon the occurrence of a Hostile Take-Over while the Optionee remains a Board member, the Optionee shall have a 30-day period immediately following the consummation of the Hostile Take-Over in which to surrender to the Corporation the Option in exchange for a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the Option less (ii) the aggregate Exercise Price payable for such shares. This Section 7 limited stock appreciation right

A-2

(Non-Employee Director)

shall in all events terminate upon the expiration or sooner termination of the Option term and may not be assigned or transferred by the Optionee, except to the extent the Option is transferred in accordance with the provisions of the Agreement.

(b) To exercise this Section 7 limited stock appreciation right, the Optionee must, during the applicable 30-day exercise period, provide the Corporation with written notice of the Option surrender in which there is specified the number of Option Shares as to which the Option is being surrendered. Such notice must be accompanied by the return of the Optionee’s copy of the Agreement, together with any written amendments to the Agreement. The cash distribution shall be paid to the Optionee within five (5) business days following such delivery date. The exercise of such limited stock appreciation right in accordance with the terms of this Section 7 shall not require the approval of the Administrator nor the consent of the Board at the time of the actual option surrender and cash distribution. Upon receipt of the cash distribution, the Option shall be cancelled with respect to the shares subject to the surrendered option (or the surrendered portion) and the Optionee shall cease to have any further right to acquire those Option Shares subject to the Option under the Agreement. The Option shall, however, remain outstanding for the balance of the Option Shares (if any) in accordance with the terms and provisions of the Agreement, and the Corporation shall accordingly issue a replacement stock option agreement (substantially in the same form as the Agreement) for those remaining Option Shares.

8. Manner of Exercising Option.

(a) The Option shall be exercisable by the delivery to the Secretary of the Corporation (or such other person as the Administrator may require pursuant to such administrative exercise procedures as the Administrator may implement from time to time) of:

(i) the Notice of Exercise for the Option Shares for which the Option is exercised or by completion of such other administrative exercise procedures as the Administrator may require from time to time;

(ii) payment in full for the aggregate Exercise Price for the shares to be purchased in cash, check or by electronic funds transfer to the Corporation;

(iii) any written statements or agreements required pursuant to Section 8.1 of the Plan; and

(iv) satisfaction of the tax withholding provisions of Section 8.5 of the Plan.

(b) The Administrator also may, but is not required to, authorize a non-cash payment alternative by one or more of the following methods (subject in each case to compliance with all applicable laws, rules, regulations and listing requirements and further subject to such rules as the Administrator may adopt as to any such payment method):

(i) shares of Common Stock valued at Fair Market Value on the Exercise Date and held by the Optionee (or any other person or persons exercising the option) for the period, if any, necessary to avoid any charge to the Corporation’s earnings for financial reporting purposes; or

A-3

(Non-Employee Director)

(ii) through a special sale and remittance procedure pursuant to which the Optionee (or any other person or persons exercising the Option) shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

(c) As soon as practical after the Exercise Date, the Corporation shall deliver to the Optionee (or any other person or persons exercising the Option) the purchased Option Shares (either by delivering one or more certificates for such shares or by entering such shares in book entry form, as determined by the Corporation is ins sole discretion). Except as otherwise expressly authorized by the Administrator, the Optionee shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Optionee.

(d) In no event may the Option be exercised for any fractional shares, which will be disregarded, but may be cumulated.

9. Successors and Assigns. Except to the extent otherwise provided in Sections 3 and 6, the provisions of the Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and the Optionee, the Optionee’s assigns, the legal representatives, heirs and legatees of the Optionee’s estate and any beneficiaries of the Option designated by the Optionee.

10. Notices. Any notice required to be given or delivered to the Corporation under the terms of the Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to the Optionee shall be in writing and addressed to the Optionee at the address indicated below the Optionee’s signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified, but if the Optionee is no longer a member of the Board, shall be deemed effective five business days after the date mailed in accordance with the foregoing provisions of this Section 10.

11. Construction. The Agreement and the Option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan, incorporated herein by this reference. The Optionee agrees to be bound by the terms of the Plan and the Agreement. The Optionee acknowledges having read and understanding the Plan, the Prospectus for the Plan, and the Agreement. Unless otherwise expressly provided in other sections of the Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not and shall not be deemed to create any rights in the Optionee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the

A-4

(Non-Employee Director)

Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof. All decisions of the Administrator with respect to any question or issue arising under the Plan or the Agreement shall be conclusive and binding on all persons having an interest in the Option.

12. Entire Agreement. The Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and the Agreement may be amended pursuant to Section 8.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Optionee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

13. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder.

14. Excess Shares. If the Option Shares covered by the Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then the Option shall be void with respect to those excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

15. Counterparts. The Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

16. Section Headings. The section headings of this Stock Option Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

17. No Advice Regarding Grant. The Optionee is hereby advised to consult with his or her own tax, legal and/or investment advisors with respect to any advice the Optionee may determine is needed or appropriate with respect to the Option (including, without limitation, to determine the foreign, state, local, estate and/or gift tax consequences with respect to the Option and any shares that may be acquired upon exercise of the Option). Neither the Corporation nor any of its officers, directors, affiliates or advisors makes any representation (except for the terms and conditions expressly set forth in the Agreement) or recommendation with respect to the Option. Except for the withholding rights contemplated by Section 8 above and Section 8.5 of the Plan, the Optionee is solely responsible for any and all tax liability that may arise with respect to the Option and any shares that may be acquired upon exercise of the Option.

A-5

(Non-Employee Director)

Exhibit A-1

NOTICE OF EXERCISE

I hereby notify Quiksilver, Inc. (the “Corporation”) that I elect to purchase                  shares of the Corporation’s Common Stock (the “Purchased Shares”) at the option exercise price of $         per share (the “Exercise Price”) pursuant to that certain option (the “Option”) granted to me under the Corporation’s 2013 Performance Incentive Plan on             ,

Concurrently with the delivery of this Exercise Notice to the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation (or other documents) evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker-dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price.

            ,

Date

Optionee

Address:

Print name in exact manner it is to appear on the stock certificate:

Address to which certificate is to be sent, if different from address above:

Social Security Number:

A-6

(Non-Employee Director)

APPENDIX

The following definitions shall be in effect under the Agreement:

A. “Exercise Date” shall mean the date on which the Option (or portion thereof) shall have been exercised in accordance with Section 8 of this Stock Option Agreement.

B. “Exercise Price” shall mean the exercise price per Option Share as specified in the Grant Notice.

C. “Expiration Date” shall mean the date on which the Option expires as specified in the Grant Notice.

D. “Fair Market Value” shall have the meaning given to such term in Section 5.6 of the Plan.

E. “Grant Date” shall mean the date of grant of the Option as specified in the Grant Notice.

F. “Grant Notice” shall mean the Notice of Grant of Stock Option accompanying the Stock Option Agreement.

G. “Hostile Take-Over” shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders which the Board does not recommend such stockholders to accept.

H. “Non-Statutory Option” shall mean an option not intended to satisfy the requirements of Code Section 422.

I. “Notice of Exercise” shall mean the notice of exercise in substantially the form attached hereto as Exhibit A-1.

J. “Option Shares” shall mean the number of shares of Common Stock subject to the Option as specified in the Grant Notice.

K. “Optionee” shall mean the person to whom the Option is granted as specified in the Grant Notice.

L. “Parent” shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

A-7

(Non-Employee Director)

M. “Permanent Disability” shall mean the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

N. “Plan” shall mean the Quiksilver, Inc. 2013 Performance Incentive Plan, as it may hereafter be amended from time to time.

O. “Service” shall mean the Optionee’s performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the Board or a consultant or independent advisor. The Optionee shall be deemed to cease Service immediately upon the occurrence of either of the following events: (i) the Optionee no longer performs services in any of the foregoing capacities for the Corporation or any Parent or Subsidiary; or (ii) the entity for which the Optionee is performing such services ceases to remain a Parent or Subsidiary of the Corporation, even though the Optionee may subsequently continue to perform services for that entity.

P. “Severance Date” shall mean the last day that the Optionee is employed by or provides services to the Corporation (or a Parent or Subsidiary).

Q. “Stock Option Agreement” shall mean this Stock Option Agreement applicable to the Option if incorporated by reference in the Grant Notice corresponding to the Option.

R. “Take-Over Price” shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the Option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over through the acquisition of Common Stock.

S. “1934 Act” shall mean the Securities Exchange Act of 1934, as amended.

A-8

(Non-Employee Director)

F O R M

QUIKSILVER, INC.

2013 PERFORMANCE INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

(Non-Employee Director Automatic Grant – Annual Meeting and Initial Grant Form)

Director:

Grant Date:

Number of Shares of Restricted Stock Granted:	15,000

THIS RESTRICTED STOCK AGREEMENT (this “Agreement”) is dated as of [            , 20    ] (the “Grant Date”) and is entered into by and between Quiksilver, Inc., a Delaware corporation (the “Corporation”), and the Director specified above (the “Director”)

WHEREAS, pursuant to the Quiksilver, Inc. 2013 Performance Incentive Plan (the “Plan”), the Corporation hereby grants to the Director, effective as of the Grant Date, a restricted stock award (the “Award”), upon the terms and conditions set forth herein and in the Plan.

NOW, THEREFORE, in consideration of services rendered and to be rendered by the Director, and the mutual promises made herein and the mutual benefits to be derived therefrom, the parties agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined in the attached Appendix or elsewhere herein shall have the meaning assigned to such terms in the Plan.

2. Grant. Subject to the terms of this Agreement, the Corporation hereby grants to the Director an aggregate of 15,000 restricted shares of the Common Stock of the Corporation (the “Restricted Stock”).

3. Vesting.

(a) Time Vesting. Subject to this Section 3 and Section 8 below, the Restricted Stock shall vest, and restrictions (other than those set forth in Section 8.1 of the Plan) shall lapse, as follows:

(i) 5,000 of the total number of shares of Restricted Stock subject to the Award shall vest on the first anniversary of the Grant Date or, if this grant is being made on

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(Non-Employee Director Automatic Grant - Annual Meeting and Initial Grant Form)

the date of an annual meeting of stockholders of the Corporation, on the day immediately preceding the date of the first annual meeting of stockholders of the Corporation following the Grant Date, if earlier than such first anniversary;

(ii) 5,000 of the total number of shares of Restricted Stock subject to the Award shall vest on the second anniversary of the Grant Date or, if this grant is being made on the date of an annual meeting of stockholders of the Corporation, on the day immediately preceding the date of the second annual meeting of stockholders of the Corporation following the Grant Date, if earlier than such second anniversary; and

(iii) 5,000 of the total number of shares of Restricted Stock subject to the Award shall vest on the third anniversary of the Grant Date or, if this grant is being made on the date of an annual meeting of stockholders of the Corporation, on the day immediately preceding the date of the third annual meeting of stockholders of the Corporation following the Grant Date, if earlier than such third anniversary.

(b) Acceleration of Vesting Upon Corporate Transaction/Change in Control. All of the then outstanding and unvested shares of Restricted Stock subject to the Award shall accelerate and vest and all restrictions shall lapse immediately prior to the effective date of a Corporate Transaction or Change in Control.

(c) Acceleration of Vesting Upon Death or Permanent Disability. In the event of the death or Permanent Disability of the Director, all of the then outstanding and unvested shares of Restricted Stock subject to the Award shall accelerate and vest and all restrictions shall lapse immediately prior to such death or Permanent Disability.

4. Continuance of Service Required; No Service Commitment. Vesting of the Restricted Stock requires continued Service of the Director as a member of the Board from the Grant Date through each applicable vesting date as a condition to the vesting of the applicable installment of the Restricted Stock and the rights and benefits under this Agreement. Except as provided in Section 3 of this Agreement, Service for only a portion of the vesting period, even if a substantial portion, will not entitle the Director to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of services as provided in Section 8 below or under the Plan.

Nothing contained in this Agreement or the Plan constitutes a service commitment by the Corporation, confers upon the Director any right to remain in service to the Corporation, interferes in any way with the right of the Corporation at any time to terminate such services, or affects the right of the Corporation to increase or decrease the Director’s other compensation or benefits. Nothing in this section, however, is intended to adversely affect any independent contractual right of the Director without his or her consent thereto.

5. Dividend and Voting Rights. After the Grant Date, the Director shall be entitled to voting rights and any regular cash dividends with respect to the shares of Restricted Stock subject to the Award even though such shares are not vested, provided that such rights shall terminate immediately as to any shares of Restricted Stock that are forfeited pursuant to Section 8 below.

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(Non-Employee Director Automatic Grant - Annual Meeting and Initial Grant Form)

6. Restrictions on Transfer. Prior to the time that they have become vested pursuant to Section 3 hereof or Section 7 of the Plan, neither shares of the Restricted Stock, nor any interest therein, amount payable in respect thereof, or Restricted Property (as defined in Section 9 hereof) may be sold, assigned, transferred, pledged or otherwise disposed of, alienated or encumbered (collectively, a “Transfer”), either voluntarily or involuntarily. The Transfer restrictions in the preceding sentence shall not apply to (i) transfers to the Corporation, or (ii) transfers by will or the laws of descent and distribution. After any shares of Restricted Stock have vested, the Director shall be permitted to Transfer such shares of Restricted Stock, subject to applicable securities law requirements, the Corporation’s insider trading policies, and other applicable laws and regulations.

7. Stock Certificates.

(a) Book Entry Form. The Corporation shall issue the shares of Restricted Stock either: (i) in certificate form as provided in Section 7(b) below; or (ii) in book entry form, registered in the name of the Director with notations regarding the applicable restrictions on transfer imposed under this Agreement.

(b) Certificates to be Held by Corporation; Legend. Any certificates representing shares of Restricted Stock that may be delivered to the Director by the Corporation prior to vesting shall be redelivered to the Corporation to be held by the Corporation until the restrictions on such shares shall have lapsed and the shares shall thereby have become vested or the shares represented thereby have been forfeited hereunder. Such certificates shall bear the following legend and any other legends the Corporation may determine to be necessary or advisable to comply with all applicable laws, rules, and regulations:

“The ownership of this certificate and the shares of stock evidenced hereby and any interest therein are subject to substantial restrictions on transfer under an Agreement entered into between the registered owner and Quiksilver, Inc. A copy of such Agreement is on file in the office of the Secretary of Quiksilver, Inc.”

(c) Delivery of Certificates Upon Vesting. Promptly after shares of Restricted Stock have vested, and all other conditions and restrictions applicable to such Restricted Stock have been satisfied or lapse (including satisfaction of any applicable Withholding Taxes), the Corporation shall, as applicable, either remove the notations on any shares of Restricted Stock issued in book entry form which have vested or deliver to the Director a certificate or certificates evidencing the number of shares of Restricted Stock which have vested (or, in either case, such lesser number of shares as may be permitted pursuant to Section 10). The Director (or the beneficiary or personal representative of the Director in the event of the Director’s death or Permanent Disability, as the case may be) shall deliver to the Corporation any representations or other documents or assurances as the Corporation may deem desirable to assure compliance with all applicable legal and accounting requirements. The shares so delivered shall no longer be Restricted Stock hereunder.

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(Non-Employee Director Automatic Grant - Annual Meeting and Initial Grant Form)

(d) Stock Power; Power of Attorney. Concurrently with the execution and delivery of this Agreement, the Director shall deliver to the Corporation an executed stock power in the form attached hereto as Exhibit A, in blank, with respect to such shares. The Corporation shall not deliver any share certificates in accordance with this Agreement unless and until the Corporation shall have received such stock power executed by the Director. The Director, by acceptance of the Award, shall be deemed to appoint, and does so appoint by execution of this Agreement, the Corporation and each of its authorized representatives as the Director’s attorney(s)-in-fact to effect any transfer of unvested forfeited shares (or shares otherwise reacquired by the Corporation hereunder) to the Corporation as may be required pursuant to the Plan or this Agreement and to execute such documents as the Corporation or such representatives deem necessary or advisable in connection with any such transfer.

8. Effect of Termination of Service. Subject to earlier vesting as provided in Section 3 hereof, if the Director ceases to provide Service to the Corporation as a member of the Board (the date of such termination of Service is referred to as the Director’s “Severance Date”), the Director’s shares of Restricted Stock (and related Restricted Property as defined in Section 9 hereof) shall be forfeited to the Corporation to the extent such shares have not become vested pursuant to Section 3 hereof or Section 7 of the Plan upon the Severance Date (regardless of the reason for such termination of Service, whether with or without cause, voluntarily or involuntarily). Upon the occurrence of any forfeiture of shares of Restricted Stock under this Section 8, such unvested, forfeited shares and related Restricted Property shall be automatically transferred to the Corporation as of the Severance Date, without any other action by the Director. No consideration shall be paid by the Corporation with respect to such transfer. The Corporation may exercise its powers under Section 7(d) hereof and take any other action necessary or advisable to evidence such transfer. The Director shall deliver any additional documents of transfer that the Corporation may request to confirm the transfer of such unvested, forfeited shares and related Restricted Property to the Corporation.

9. Adjustments Upon Specified Events. Upon the occurrence of certain events relating to the Corporation’s stock contemplated by Section 7.1 of the Plan, the Administrator shall make adjustments in accordance with such section in the number and kind of securities that may become vested under the Award. If any adjustment shall be made under Section 7.1 of the Plan or an event described in Section 7.2 of the Plan shall occur and the shares of Restricted Stock are not fully vested upon such event or prior thereto, the restrictions applicable to such shares of Restricted Stock shall continue in effect with respect to any consideration, property or other securities (the “Restricted Property” and, for the purposes of this Agreement, “Restricted Stock” shall include “Restricted Property”, unless the context otherwise requires) received in respect of such Restricted Stock. Such Restricted Property shall vest at such times and in such proportion as the shares of Restricted Stock to which the Restricted Property is attributable vest, or would have vested pursuant to the terms hereof if such shares of Restricted Stock had remained outstanding. To the extent that the Restricted Property includes any cash (other than regular cash dividends), such cash shall be invested, pursuant to policies established by the Administrator, in interest bearing, FDIC-insured (subject to applicable insurance limits) deposits of a depository institution selected by the Administrator, the earnings on which shall be added to and become a part of the Restricted Property.

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(Non-Employee Director Automatic Grant - Annual Meeting and Initial Grant Form)

10. Taxes. The Corporation shall be entitled to require a cash payment by or on behalf of the Director and/or to deduct from other compensation payable to the Director any sums required with respect to Withholding Taxes. Alternatively, the Director or other person in whom the Restricted Stock vests may irrevocably elect, in such manner and at such time or times prior to any applicable tax date as may be permitted or required under rules established by the Corporation, to have the Corporation withhold and reacquire shares of Restricted Stock at their Fair Market Value at the time of vesting to satisfy all or part of the minimum Withholding Taxes of the Corporation with respect to such vesting. Any election to have shares so held back and reacquired shall be subject to such rules and procedures, which may include prior approval of the Corporation, as the Corporation may impose, and shall not be available if the Director makes or has made an election pursuant to Section 83(b) of the Code with respect to such Restricted Stock.

11. Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices to the attention of the Secretary. Any notice required to be given or delivered to the Participant shall be in writing and addressed to the Participant at the Participant’s last address reflected on the Corporation’s records. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified, but if the Participant is no longer providing Service to the Corporation, such notice shall be deemed effective five business days after the date mailed in accordance with the foregoing provisions of this Section 11.

12. Plan. The Restricted Stock and all rights of the Director under this Agreement are subject to the terms and conditions of the provisions of the Plan, incorporated herein by reference. The Director agrees to be bound by the terms of the Plan and this Agreement. The Director acknowledges having read and understanding the Plan, the Plan Summary and Prospectus for the Plan, and this Agreement.

13. Entire Agreement. This Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and this Agreement may be amended pursuant to Section 8.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Director hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

14. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

15. Section Headings. The section headings of this Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

16. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder.

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(Non-Employee Director Automatic Grant - Annual Meeting and Initial Grant Form)

17. No Advice Regarding Grant. The Director is hereby advised to consult with his or her own tax, legal and/or investment advisors with respect to any advice the Director may determine is needed or appropriate with respect to the Restricted Stock (including, without limitation, to determine the foreign, state, local, estate and/or gift tax consequences with respect to the Award). Neither the Corporation nor any of its officers, directors, affiliates or advisors makes any representation (except for the terms and conditions expressly set forth in this Agreement) or recommendation with respect to the Award. Except for the withholding rights set forth in Section 10 above, the Director is solely responsible for any and all tax liability that may arise with respect to the Award.

[Remainder of page intentionally left blank]

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(Non-Employee Director Automatic Grant - Annual Meeting and Initial Grant Form)

IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Director has hereunto set his or her hand as of the date and year first above written.

QUIKSILVER, INC., a Delaware corporation

By:

Print Name:

Its:

DIRECTOR

Signature

Print Name

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(Non-Employee Director Automatic Grant - Annual Meeting and Initial Grant Form)

APPENDIX

The following definitions shall be in effect under the Agreement:

A. “Change in Control” shall mean a change in ownership or control of the Corporation effected through either of the following transactions.

(i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders, or

(ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

B. “Corporate Transaction” shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

(i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

(ii) the sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation.

C. “Fair Market Value” shall have the meaning given to such term in Section 5.6 of the Plan.

D. “Permanent Disability” or “Permanently Disabled” shall mean the inability of the Director to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

E. “Service” shall mean the performance of services for the Corporation by a person in the capacity of a member of the Board.

F. “Withholding Taxes” shall mean the federal, state and local income and employment withholding taxes to which the Director may become subject in connection with the issuance or vesting of shares of Restricted Stock or upon the disposition of shares acquired pursuant to this Agreement.

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(Non-Employee Director Automatic Grant - Annual Meeting and Initial Grant Form)

CONSENT OF SPOUSE

In consideration of the execution of the foregoing Restricted Stock Agreement by Quiksilver, Inc., I,                     , the spouse of the Director therein named, do hereby join with my spouse in executing the foregoing Restricted Stock Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.

Dated:             , 20

Signature of Spouse

Print Name

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(Non-Employee Director Automatic Grant - Annual Meeting and Initial Grant Form)

EXHIBIT A

STOCK POWER

FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Agreement between Quiksilver, Inc., a Delaware corporation (the “Corporation”), and the individual named below (the “Individual”) dated as of             , 20    , the Individual, hereby sells, assigns and transfers to the Corporation, an aggregate                  shares of Common Stock of the Corporation, standing in the Individual’s name on the books of the Corporation and represented by stock certificate number(s)                      to which this instrument is attached, and hereby irrevocably constitutes and appoints                      as his or her attorney in fact and agent to transfer such shares on the books of the Corporation, with full power of substitution in the premises.

Dated             ,

Signature

Print Name

(Instruction: Please do not fill in any blanks other than the signature line. The purpose of the assignment is to enable the Corporation to exercise its sale/purchase option set forth in the Restricted Stock Agreement without requiring additional signatures on the part of the Individual.)

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(Non-Employee Director Automatic Grant - Annual Meeting and Initial Grant Form)

F O R M

QUIKSILVER, INC.

2013 PERFORMANCE INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

(Employee Grant)

Participant:

Grant Date:

Number of Shares of Restricted Stock Granted:

THIS RESTRICTED STOCK AGREEMENT (this “Agreement”) is dated as of [            , 20    ] (the “Grant Date”) and is entered into by and between Quiksilver, Inc., a Delaware corporation (the “Corporation”), and the Participant specified above (the “Participant”)

WHEREAS, pursuant to the Quiksilver, Inc. 2013 Performance Incentive Plan (the “Plan”), the Corporation hereby grants to the Participant, effective as of the Grant Date, a restricted stock award (the “Award”), upon the terms and conditions set forth herein and in the Plan.

NOW, THEREFORE, in consideration of services rendered and to be rendered by the Participant, and the mutual promises made herein and the mutual benefits to be derived therefrom, the parties agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined in the attached Appendix or elsewhere herein shall have the meaning assigned to such terms in the Plan.

2. Grant. Subject to the terms of this Agreement, the Corporation hereby grants to the Participant an aggregate of [                    ] restricted shares of Common Stock of the Corporation (the “Restricted Stock”).

3. Vesting.

(a) Vesting. Subject to this Section 3 and Section 8 below, the Restricted Stock shall vest, and restrictions (other than those set forth in Section 8.1 of the Plan) shall lapse, as follows:

[Insert Vesting Provisions]

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(Employee Grant Form)

[(b) Acceleration of Vesting Upon Change in Control. In the event that the Corporation terminates the Participant as an Employee, other than for Misconduct, following a Change in Control, all of the Restricted Stock subject to the Award shall accelerate and vest and all restrictions shall lapse, immediately prior to such termination of the Participant as an Employee.

(c) Acceleration of Vesting Upon Death or Permanent Disability. In the event of the death or Permanent Disability of the Participant, all of the Restricted Stock subject to the Award shall accelerate and vest and all restrictions shall lapse immediately prior to such death or Permanent Disability.]

4. Continuance of Employment or Service Required; No Employment or Service Commitment. Vesting of the Restricted Stock requires continued Service of the Participant from the Grant Date through each applicable vesting date as a condition to the vesting of the applicable installment of the Restricted Stock and the rights and benefits under this Agreement. Except as provided in Section 3 of this Agreement, Service for only a portion of the vesting period, even if a substantial portion, will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 8 below or under the Plan.

Nothing contained in this Agreement or the Plan constitutes an employment or service commitment by the Corporation, affects the Participant’s status as an employee at will who is subject to termination without cause, confers upon the Participant any right to remain employed by or in service to the Corporation (or any Parent or Subsidiary), interferes in any way with the right of the Corporation (or any Parent or Subsidiary) at any time to terminate such employment or services, or affects the right of the Corporation (or any Parent or Subsidiary) to increase or decrease the Participant’s other compensation or benefits. Nothing in this section, however, is intended to adversely affect any independent contractual right of the Participant without his or her consent thereto.

5. Dividend and Voting Rights. After the Grant Date, the Participant shall be entitled to voting rights and any regular cash dividends with respect to the shares of Restricted Stock subject to the Award even though such shares are not vested, provided that such rights shall terminate immediately as to any shares of Restricted Stock that are forfeited pursuant to Section 8 below.

6. Restrictions on Transfer. Prior to the time that they have become vested pursuant to Section 3 hereof or Section 7 of the Plan, neither shares of the Restricted Stock, nor any interest therein, amount payable in respect thereof, or Restricted Property (as defined in Section 9 hereof) may be sold, assigned, transferred, pledged or otherwise disposed of, alienated or encumbered (collectively, a “Transfer”), either voluntarily or involuntarily. The Transfer restrictions in the preceding sentence shall not apply to (i) transfers to the Corporation, or (ii) transfers by will or the laws of descent and distribution. After any shares of Restricted Stock have vested, the Participant shall be permitted to Transfer such shares of Restricted Stock, subject to applicable securities law requirements, the Corporation’s insider trading policies, and other applicable laws and regulations.

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(Employee Grant Form)

7. Stock Certificates.

(a) Book Entry Form. The Corporation shall issue the shares of Restricted Stock either: (i) in certificate form as provided in Section 7(b) below; or (ii) in book entry form, registered in the name of the Participant with notations regarding the applicable restrictions on transfer imposed under this Agreement.

(b) Certificates to be Held by Corporation; Legend. Any certificates representing shares of Restricted Stock that may be delivered to the Participant by the Corporation prior to vesting shall be redelivered to the Corporation to be held by the Corporation until the restrictions on such shares shall have lapsed and the shares shall thereby have become vested or the shares represented thereby have been forfeited hereunder. Such certificates shall bear the following legend and any other legends the Corporation may determine to be necessary or advisable to comply with all applicable laws, rules, and regulations:

“The ownership of this certificate and the shares of stock evidenced hereby and any interest therein are subject to substantial restrictions on transfer under an Agreement entered into between the registered owner and Quiksilver, Inc. A copy of such Agreement is on file in the office of the Secretary of Quiksilver, Inc.”

(c) Delivery of Certificates Upon Vesting. Promptly after shares of Restricted Stock have vested, and all other conditions and restrictions applicable to such Restricted Stock have been satisfied or lapse (including satisfaction of any applicable Withholding Taxes), the Corporation shall, as applicable, either remove the notations on any shares of Restricted Stock issued in book entry form which have vested or deliver to the Participant a certificate or certificates evidencing the number of shares of Restricted Stock which have vested (or, in either case, such lesser number of shares as may be permitted pursuant to Section 10). The Participant (or the beneficiary or personal representative of the Participant in the event of the Participant’s death or Permanent Disability, as the case may be) shall deliver to the Corporation any representations or other documents or assurances as the Corporation may deem desirable to assure compliance with all applicable legal and accounting requirements. The shares so delivered shall no longer be Restricted Stock hereunder.

(d) Stock Power; Power of Attorney. Concurrently with the execution and delivery of this Agreement, the Participant shall deliver to the Corporation an executed stock power in the form attached hereto as Exhibit A, in blank, with respect to such shares. The Corporation shall not deliver any share certificates in accordance with this Agreement unless and until the Corporation shall have received such stock power executed by the Participant. The Participant, by acceptance of the Award, shall be deemed to appoint, and does so appoint by execution of this Agreement, the Corporation and each of its authorized representatives as the Participant’s attorney(s)-in-fact to effect any transfer of unvested forfeited shares (or shares otherwise reacquired by the Corporation hereunder) to the Corporation as may be required pursuant to the Plan or this Agreement and to execute such documents as the Corporation or such representatives deem necessary or advisable in connection with any such transfer.

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(Employee Grant Form)

8. Effect of Termination of Service; Misconduct.

(a) Termination of Service. Subject to earlier vesting as provided in Section 3 hereof, if the Participant ceases to provide Service to the Corporation (or a Parent or Subsidiary) (the date of such termination of Service is referred to as the Participant’s “Severance Date”), the Participant’s shares of Restricted Stock (and related Restricted Property as defined in Section 9 hereof) shall be forfeited to the Corporation to the extent such shares have not become vested pursuant to Section 3 hereof or Section 7 of the Plan upon the Severance Date (regardless of the reason for such termination of Service, whether with or without cause, voluntarily or involuntarily).

(b) Misconduct. Subject to earlier vesting as provided in Section 3 hereof, if the Participant engages in Misconduct, the Participant’s shares of Restricted Stock (and related Restricted Property as defined in Section 9 hereof) shall be forfeited to the Corporation to the extent such shares have not become vested pursuant to Section 3 immediately prior to the date the Participant first engaged in Misconduct.

(c) Forfeiture Procedures. Upon the occurrence of any forfeiture of shares of Restricted Stock under this Section 8, such unvested, forfeited shares and related Restricted Property shall be automatically transferred to the Corporation as of the Severance Date, without any other action by the Participant. No consideration shall be paid by the Corporation with respect to such transfer. The Corporation may exercise its powers under Section 7(d) hereof and take any other action necessary or advisable to evidence such transfer. The Participant shall deliver any additional documents of transfer that the Corporation may request to confirm the transfer of such unvested, forfeited shares and related Restricted Property to the Corporation.

9. Adjustments Upon Specified Events. Upon the occurrence of certain events relating to the Corporation’s stock contemplated by Section 7.1 of the Plan, the Administrator shall make adjustments in accordance with such section in the number and kind of securities that may become vested under the Award. If any adjustment shall be made under Section 7.1 of the Plan or an event described in Section 7.2 of the Plan shall occur and the shares of Restricted Stock are not fully vested upon such event or prior thereto, the restrictions applicable to such shares of Restricted Stock shall continue in effect with respect to any consideration, property or other securities (the “Restricted Property” and, for the purposes of this Agreement, “Restricted Stock” shall include “Restricted Property”, unless the context otherwise requires) received in respect of such Restricted Stock. Such Restricted Property shall vest at such times and in such proportion as the shares of Restricted Stock to which the Restricted Property is attributable vest, or would have vested pursuant to the terms hereof if such shares of Restricted Stock had remained outstanding. To the extent that the Restricted Property includes any cash (other than regular cash dividends), such cash shall be invested, pursuant to policies established by the Administrator, in interest bearing, FDIC-insured (subject to applicable insurance limits) deposits of a depository institution selected by the Administrator, the earnings on which shall be added to and become a part of the Restricted Property.

10. Taxes. The Corporation (or any Parent or Subsidiary last employing the Participant) shall be entitled to require a cash payment by or on behalf of the Participant and/or to deduct from other compensation payable to the Participant any sums required with respect to

4

(Employee Grant Form)

Withholding Taxes. Alternatively, the Participant or other person in whom the Restricted Stock vests may irrevocably elect, in such manner and at such time or times prior to any applicable tax date as may be permitted or required under rules established by the Corporation, to have the Corporation withhold and reacquire shares of Restricted Stock at their Fair Market Value at the time of vesting to satisfy all or part of the minimum Withholding Taxes of the Corporation (or any Parent or Subsidiary) with respect to such vesting. Any election to have shares so held back and reacquired shall be subject to such rules and procedures, which may include prior approval of the Corporation, as the Corporation may impose, and shall not be available if the Participant makes or has made an election pursuant to Section 83(b) of the Code with respect to such Restricted Stock.

11. Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices to the attention of the Secretary. Any notice required to be given or delivered to the Participant shall be in writing and addressed to the Participant at the Participant’s last address reflected on the Corporation’s payroll records. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified, but if the Participant is no longer an Employee, such notice shall be deemed effective five business days after the date mailed in accordance with the foregoing provisions of this Section 11.

12. Plan. The Restricted Stock and all rights of the Participant under this Agreement are subject to the terms and conditions of the provisions of the Plan, incorporated herein by reference. The Participant agrees to be bound by the terms of the Plan and this Agreement. The Participant acknowledges having read and understanding the Plan, the Plan Summary and Prospectus for the Plan, and this Agreement. Unless otherwise expressly provided in other sections of this Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not (and shall not be deemed to) create any rights in the Participant unless such rights are expressly set forth herein or otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof.

13. Entire Agreement. This Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and this Agreement may be amended pursuant to Section 8.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

14. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

15. Section Headings. The section headings of this Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

5

(Employee Grant Form)

16. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder.

17. No Advice Regarding Grant. The Participant is hereby advised to consult with his or her own tax, legal and/or investment advisors with respect to any advice the Participant may determine is needed or appropriate with respect to the Restricted Stock (including, without limitation, to determine the foreign, state, local, estate and/or gift tax consequences with respect to the Award). Neither the Corporation nor any of its officers, directors, affiliates or advisors makes any representation (except for the terms and conditions expressly set forth in this Agreement) or recommendation with respect to the Award. Except for the withholding rights set forth in Section 10 above, the Participant is solely responsible for any and all tax liability that may arise with respect to the Award.

[Remainder of page intentionally left blank]

6

(Employee Grant Form)

IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Participant has hereunto set his or her hand as of the date and year first above written.

QUIKSILVER, INC., a Delaware corporation

By:

Print Name:

Its:

PARTICIPANT

Signature

Print Name

7

(Employee Grant Form)

APPENDIX

The following definitions shall be in effect under the Agreement:

A. “Change in Control” shall mean a change in ownership or control of the Corporation effected through either of the following transactions.

(i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders; or

(ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

B. “Employee” shall mean any individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

C. “Fair Market Value” shall have the meaning given to such term in Section 5.6 of the Plan.

D. “Misconduct” shall mean the commission of any act of fraud, embezzlement or dishonesty by the Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definitions shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

E. “Parent” shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

F. “Permanent Disability” or “Permanently Disabled” shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is both (i) expected to result in death or determined to be total and permanent by two (2) physicians selected by the Corporation

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(Employee Grant Form)

or its insurers and acceptable to the Participant (or the Participant’s legal representative), and (ii) to the extent the Participant is eligible to participate in the Corporation’s long-term disability plan, entitles the Participant to the payment of long-term disability benefits from the Corporation’s long-term disability plan. The process for determining a Permanent Disability in accordance with the foregoing shall be completed no later than the later of (i) the close of the calendar year in which the Participant’s Service terminates by reason of the physical or mental impairment triggering the determination process or (ii) the fifteenth day of the third calendar month following such termination of Service.

G. “Service” shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee. The Participant shall be deemed to cease Service immediately upon the occurrence of either of the following events: (i) the Participant no longer performs services in the capacity of an Employee for the Corporation or any Parent or Subsidiary; or (ii) the entity for which the Participant is performing such services ceases to remain a Parent or Subsidiary of the Corporation, even though the Participant may subsequently continue to perform services for that entity.

H. “Withholding Taxes” shall mean the federal, state and local income and employment withholding taxes to which the Participant may become subject in connection with the issuance or vesting of shares of Restricted Stock or upon the disposition of shares acquired pursuant to this Agreement.

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(Employee Grant Form)

CONSENT OF SPOUSE

In consideration of the execution of the foregoing Restricted Stock Agreement by Quiksilver, Inc., I,                     , the spouse of the Participant therein named, do hereby join with my spouse in executing the foregoing Restricted Stock Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.

Dated:             , 20

Signature of Spouse

Print Name

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(Employee Grant Form)

EXHIBIT A

STOCK POWER

FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Agreement between Quiksilver, Inc., a Delaware corporation (the “Corporation”), and the individual named below (the “Individual”) dated as of             , 20    , the Individual, hereby sells, assigns and transfers to the Corporation, an aggregate                  shares of Common Stock of the Corporation, standing in the Individual’s name on the books of the Corporation and represented by stock certificate number(s)                      to which this instrument is attached, and hereby irrevocably constitutes and appoints                      as his or her attorney in fact and agent to transfer such shares on the books of the Corporation, with full power of substitution in the premises.

Dated             ,

Signature

Print Name

(Instruction: Please do not fill in any blanks other than the signature line. The purpose of the assignment is to enable the Corporation to exercise its sale/purchase option set forth in the Restricted Stock Agreement without requiring additional signatures on the part of the Individual.)

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(Employee Grant Form)

FRENCH RESTRICTED STOCK ADDENDUM

FRENCH PLAN TERMS

This Addendum contains the terms of restricted stock granted to employees and officers under the Quiksilver, Inc. 2013 Performance Incentive Plan (“the Plan”) to eligible French Employees and officers (“the French Plan”). The terms of the French Plan are identical to the Plan except as provided below:

1.	For the purposes of any restricted stock granted in accordance with the French Plan, the terms of the Plan shall be deemed incorporated by reference to this Addendum.

2.	For the purposes of the French Plan, restricted shares granted in accordance with the French Plan (“French Restricted Stock”) may be designated as Qualifying French Restricted Stock within the meaning of the conditions set forth in the French Commercial Code (articles L 225-197-1 and s.).

3.	The employees and officers to whom French Restricted Stock may be granted according to the French Plan are restricted as follows:

French Restricted Stock may not be granted to persons holding more than 10% of the share capital of the Corporation.

French Restricted Stock may only be granted to employees or “Président du Conseil d’administration”, “Directeur Général”, “Directeurs Généraux Délégués”, Members of the “Directoire”, “Gérant” of a “Société par actions”, “Président” of a “société par actions simplifiée” or other officers (in particular Président du Conseil de Surveillance) being otherwise a salaried employee of any Parent or Subsidiary of the Corporation where:

(i) at least 10% of the employer company share capital or of the voting rights is held, directly or indirectly, by the Corporation;

(ii) the employer company holds, directly or indirectly, at least 10% of the share capital or of the voting rights of the Corporation; or

(iii) at least 50% of the employer company share capital or of the voting rights is held, directly or indirectly, by a company which itself holds, directly or indirectly, at least 50% of the capital of the Corporation.

4.	According to the article L.225-197-1 of the French Commercial Code, no shares of the French Restricted Stock shall vest before the second anniversary of the Grant Date. During the vesting period the Participant shall not be entitled to any rights (e.g., voting rights, cash dividends, etc.) with respect to the shares of French Restricted Stock. By way of exception, in the event of the death or permanent disability of second or third category of the Participant, all of the French Restricted Stock shall accelerate and vest immediately according to the articles L. 225-197-3 and L. 225-197-1 of the French Commercial Code and all restrictions shall lapse immediately.

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(Employee Grant Form)

5.	Restricted Stock adjustments under the French Plan include the following:

“In all cases, the modification of the number of shares of the French Restricted Stock under the French Plan shall be made in accordance with the ‘instruction DGI of 10 November 2006, 5F-17-06’”

6.	According to the article L.225-197-3 of the French Commercial Code, the sale of the vested shares of the French Restricted stock shall be restricted until the second anniversary of the Vesting Date.

7.	According to the article L.225-197-1 of the French Commercial Code, the sale of the shares of the French Restricted Stock shall be restricted before or after 10 trading days of the publication of consolidated or, if none, annual accounts or between the date that the Corporation’s officers have knowledge of any information which could significantly affect the value of the shares of Common Stock and 10 trading days after the information has been publicized.

8. Under the French Plan, in no event shall the number of shares of the French Restricted Stock granted to the Participants exceed ten percent (10%) of the Corporation’s authorized shares.

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(Employee Grant Form)

F O R M

QUIKSILVER, INC.

2013 PERFORMANCE INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

(Employee Grant)

Participant:

Grant Date:

Number of Restricted Stock Units Granted:

THIS RESTRICTED STOCK UNIT AGREEMENT (this “Agreement”) is dated as of [            , 20    ] (the “Grant Date”) and is entered into by and between Quiksilver, Inc., a Delaware corporation (the “Corporation”), and the Participant specified above (the “Participant”).

WHEREAS, pursuant to the Quiksilver, Inc. 2013 Performance Incentive Plan (the “Plan”), the Corporation has granted to the Participant, effective as of the Grant Date, a credit of stock units under the Plan (the “Award”), upon the terms and conditions set forth herein and in the Plan.

NOW, THEREFORE, in consideration of services rendered and to be rendered by the Participant, and the mutual promises made herein and the mutual benefits to be derived therefrom, the parties agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined in the attached Appendix or elsewhere herein shall have the meaning assigned to such terms in the Plan.

2. Grant. Subject to the terms of this Agreement, the Corporation hereby grants to the Participant an award with respect to an aggregate of [                    ] stock units (subject to adjustment as provided in Section 7.1 of the Plan) (the “Restricted Stock Units”). As used herein, the term “restricted stock unit” shall mean a non-voting unit of measurement which is deemed for bookkeeping purposes to be equivalent to one outstanding share of the Corporation’s Common Stock (subject to adjustment as provided in Section 7.1 of the Plan) solely for purposes of the Plan and this Agreement. The Restricted Stock Units shall be used solely as a device for the determination of the payment to eventually be made to the Participant if such Restricted Stock Units vest pursuant to Section 3. The Restricted Stock Units shall not be treated as property or as a trust fund of any kind.

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(Employee RSU Grant Form)

3. Vesting and Delivery of Shares.

[To be determined by the Corporation.]

4. Termination of Agreement. In the event that, prior to             , 20    , the Restricted Stock Units have not become vested, this Agreement shall terminate and the Restricted Stock Units shall be cancelled and forfeited to the Corporation for no consideration.

5. Continuance of Employment or Service Required; No Employment or Service Commitment. Except as provided in Section 9 of this Agreement, vesting of the Restricted Stock Units requires continued Service of the Participant from the Grant Date through the applicable Vesting Date as a condition to the vesting of the Restricted Stock Units and the rights and benefits under this Agreement. Except as provided in Section 9 of this Agreement, Service for only a portion of the vesting period, even if a substantial portion, will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 9 below or under the Plan.

Nothing contained in this Agreement or the Plan constitutes an employment or service commitment by the Corporation, affects the Participant’s status as an employee at will who is subject to termination without cause, confers upon the Participant any right to remain employed by or in service to the Corporation (or any Parent or Subsidiary), interferes in any way with the right of the Corporation (or any Parent or Subsidiary) at any time to terminate such employment or services, or affects the right of the Corporation (or any Parent or Subsidiary) to increase or decrease the Participant’s other compensation or benefits. Nothing in this section, however, is intended to adversely affect any independent contractual right of the Participant without his or her consent thereto.

6. Dividend and Voting Rights. The Participant shall have no rights as a stockholder of the Corporation, no dividend rights and no voting rights with respect to the Restricted Stock Units and any shares of Common Stock underlying or issuable in respect of such Restricted Stock Units unless and until such shares of Common Stock are actually issued to and held of record by the Participant. No adjustments will be made for dividends or other rights of a holder for which the record date is prior to the date of issuance of such shares.

7. Restrictions on Transfer. Neither the Restricted Stock Units, nor any interest therein nor amount payable in respect thereof may be sold, assigned, transferred, pledged or otherwise disposed of, alienated or encumbered (collectively, a “Transfer”), either voluntarily or involuntarily. The Transfer restrictions in the preceding sentence shall not apply to (i) transfers to the Corporation, or (ii) transfers by will or the laws of descent and distribution. After any Restricted Stock Units have vested and shares of Common Stock have been issued with respect thereto, the Participant shall be permitted to Transfer such shares of Common Stock, subject to applicable securities law requirements, the Corporation’s insider trading policies, and other applicable laws and regulations.

2

(Employee RSU Grant Form)

8. Timing and Manner of Payment of Stock Units. On or as soon as administratively practical following each vesting of the applicable portion of the total number of Restricted Stock Units subject to the Award pursuant to Section 3 hereof or Section 7 of the Plan (and in all events not later than two and one-half months after the applicable vesting date), the Corporation shall deliver to the Participant a number of shares of Common Stock (either by delivering one or more certificates for such shares or by entering such shares in book entry form, as determined by the Corporation in its discretion) equal to the number of Restricted Stock Units subject to this Award that vest on the applicable vesting date, unless such Restricted Stock Units terminate prior to the given vesting date pursuant to Section 9. The Corporation’s obligation to deliver shares of Common Stock or otherwise make payment with respect to vested Restricted Stock Units is subject to the condition precedent that the Participant or other person entitled under the Plan to receive any shares with respect to the vested Restricted Stock Units deliver to the Corporation any representations or other documents or assurances required pursuant to Section 8.1 of the Plan. The Participant shall have no further rights with respect to any Restricted Stock Units that are paid or that terminate pursuant to Section 9.

9. Effect of Termination of Service; Misconduct.

(a) Termination of Service. Subject to earlier vesting as provided in Section 3 hereof, if the Participant ceases to provide Services to the Corporation (or a Parent or Subsidiary) due to the Participant’s death, Permanent Disability, Retirement or termination of Service by the Corporation other than for Misconduct, then the Participant shall retain a number of Restricted Stock Units equal to the product of (i) the total number of Restricted Stock Units granted hereunder (subject to adjustment under Section 7.1 of the Plan), and (ii) a fraction, the numerator of which is the number of whole months which have passed since the Grant Date and the denominator of which is [                    ]. Such retained Restricted Stock Units shall remain subject to the vesting and other provisions set forth in this Agreement, and any remaining Restricted Stock Units shall be cancelled and forfeited as of the applicable termination date without payment of any consideration by the Corporation and without any other action by the Participant, or the Participant’s beneficiary or personal representative, as the case may be.

(b) Misconduct/Voluntary Resignation. Subject to earlier vesting as provided in Section 3 hereof, if the Participant’s Service is terminated by the Corporation for Misconduct or the Participant voluntarily resigns from Service to the Corporation (or a Parent or Subsidiary) for any reason other than Retirement, death or Permanent Disability, this Agreement shall terminate and the Participant’s Restricted Stock Units shall be cancelled and forfeited to the Corporation without payment of any consideration by the Corporation and without any other action by the Participant, with such cancellation and forfeiture to be either (i) immediately prior to the date the Participant first so engages in Misconduct, or (ii) the date on which the Participant so voluntarily resigns from Service.

10. Adjustments Upon Specified Events. Upon the occurrence of certain events relating to the Corporation’s stock contemplated by Section 7.1 of the Plan (including, without limitation, an extraordinary cash dividend on such stock), the Administrator shall make adjustments in accordance with such section in the number of Restricted Stock Units then outstanding and the number and kind of securities that may be issued in respect of the Award.

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(Employee RSU Grant Form)

11. Taxes. The Corporation (or any Parent or Subsidiary last employing the Participant) shall be entitled to require a cash payment by or on behalf of the Participant and/or to deduct from other compensation payable to the Participant any sums required with respect to Withholding Taxes. Alternatively, the Participant or other person in whom the Restricted Stock Units vest may irrevocably elect, in such manner and at such time or times prior to any applicable tax date as may be permitted or required under rules established by the Corporation, to have the Corporation withhold and reacquire shares of Common Stock at their Fair Market Value at the time of vesting to satisfy all or part of the statutory minimum Withholding Taxes of the Corporation (or any Parent or Subsidiary) with respect to such vesting. Any election to have shares so held back and reacquired shall be subject to such rules and procedures, which may include prior approval of the Corporation, as the Corporation may impose.

12. Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices to the attention of the Secretary. Any notice required to be given or delivered to the Participant shall be in writing and addressed to the Participant at the Participant’s last address reflected on the Corporation’s payroll records. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified, but if the Participant is no longer an Employee, such notice shall be deemed effective five business days after the date mailed in accordance with the foregoing provisions of this Section 12.

13. Plan. The Restricted Stock Units and all rights of the Participant under this Agreement are subject to the terms and conditions of the provisions of the Plan, incorporated herein by reference. The Participant agrees to be bound by the terms of the Plan and this Agreement. The Participant acknowledges having read and understanding the Plan, the Plan Summary and Prospectus for the Plan, and this Agreement. Unless otherwise expressly provided in other sections of this Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not (and shall not be deemed to) create any rights in the Participant unless such rights are expressly set forth herein or otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof.

14. Entire Agreement. This Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. Without limiting the generality of the foregoing, the provisions of this Agreement supersede any conflicting provisions which may appear in any employment agreement between the parties hereto. The Plan and this Agreement may be amended pursuant to Section 8.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

15. Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Corporation as to amounts payable and shall not be construed as creating a

4

(Employee RSU Grant Form)

trust. Neither the Plan nor any underlying program, in and of itself, has any assets. The Participant shall have only the rights of a general unsecured creditor of the Corporation with respect to amounts credited and benefits payable, if any, with respect to the Restricted Stock Units, and rights no greater than the right to receive the Common Stock as a general unsecured creditor with respect to Restricted Stock Units, as and when payable hereunder.

16. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

17. Section Headings. The section headings of this Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

18. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder.

19. Construction. It is intended that the terms of the Award will not result in the imposition of any tax liability pursuant to Section 409A of the Code. This Agreement shall be construed and interpreted consistent with that intent.

20. No Advice Regarding Grant. The Participant is hereby advised to consult with his or her own tax, legal and/or investment advisors with respect to any advice the Participant may determine is needed or appropriate with respect to the Restricted Stock Units (including, without limitation, to determine the foreign, state, local, estate and/or gift tax consequences with respect to the Award). Neither the Corporation nor any of its officers, directors, affiliates or advisors makes any representation (except for the terms and conditions expressly set forth in this Agreement) or recommendation with respect to the Award. Except for the withholding rights set forth in Section 11 above, the Participant is solely responsible for any and all tax liability that may arise with respect to the Award.

[Remainder of page intentionally left blank]

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(Employee RSU Grant Form)

IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Participant has hereunto set his or her hand as of the date and year first above written.

QUIKSILVER, INC., a Delaware corporation

By:

Print Name:

Its:

PARTICIPANT

Signature

Print Name

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(Employee RSU Grant Form)

APPENDIX

The following definitions shall be in effect under this Agreement:

A. “Change in Control” shall mean a change in ownership or control of the Corporation effected through either of the following transactions.

(i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders, or

(ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

B. “Corporate Transaction” shall mean either of the following stockholder approved transactions to which the Corporate is a party:

(i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

(ii) the sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation.

C. “Employee” shall mean any individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

D. “Fair Market Value” shall have the meaning given to such term in Section 5.6 of the Plan.

E. “Misconduct” shall mean the commission of any act of fraud, embezzlement or dishonesty by the Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definitions shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Participant or other person in the Service of the Corporation (or any Parent or

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(Employee RSU Grant Form)

Subsidiary).“Parent” shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

A. “Permanent Disability” or “Permanently Disabled” shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is both (i) expected to result in death or determined to be total and permanent by two (2) physicians selected by the Corporation or its insurers and acceptable to the Participant (or the Participant’s legal representative), and (ii) to the extent the Participant is eligible to participate in the Corporation’s long-term disability plan, entitles the Participant to the payment of long-term disability benefits from the Corporation’s long-term disability plan. The process for determining a Permanent Disability in accordance with the foregoing shall be completed no later than the later of (i) the close of the calendar year in which the Participant’s Service terminates by reason of the physical or mental impairment triggering the determination process or (ii) the fifteenth day of the third calendar month following such termination of Service.

G. “Retirement” shall mean that the Participant has terminated Service with the Corporation (or any Parent or Subsidiary) with the intention of not engaging in paid employment for any employer in the future, and the Board (or its designee) has determined that such termination of Service constitutes Retirement for purposes of this Agreement.

H. “Service” shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee. Participant shall be deemed to cease Service immediately upon the occurrence of either of the following events: (i) the Participant no longer performs services in the capacity of an Employee for the Corporation or any Parent or Subsidiary; or (ii) the entity for which the Participant is performing such services ceases to remain a Parent or Subsidiary of the Corporation, even though the Participant may subsequently continue to perform services for that entity.

I. “Withholding Taxes” shall mean the federal, state and local income and employment withholding taxes to which the Participant may become subject in connection with the issuance or vesting of Restricted Stock Units or upon the disposition of shares acquired pursuant to this Agreement.

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(Employee RSU Grant Form)

CONSENT OF SPOUSE

In consideration of the execution of the foregoing Restricted Stock Unit Agreement by Quiksilver, Inc., I,                     , the spouse of the Participant therein named, do hereby join with my spouse in executing the foregoing Restricted Stock Unit Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.

Dated:             , 20

Signature of Spouse

Print Name

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(Employee RSU Grant Form)